UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02790
                                   ---------

                FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
                ----------------------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                -----------------------------------------------
              (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 9/30/06
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                               [GRAPHIC OMITTED]

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                                                              SEPTEMBER 30, 2006
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SEMI ANNUAL REPORT AND SHAREHOLDER LETTER                      TAX-FREE INCOME
--------------------------------------------------------------------------------

                                                          WANT TO RECEIVE
                                                          THIS DOCUMENT
                                                          FASTER VIA EMAIL?
                      FRANKLIN CALIFORNIA
                      TAX-FREE INCOME FUND                Eligible shareholders
                                                          can sign up for
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                                                          details.

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                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                                  Franklin Templeton Investments

                                  GAIN FROM OUR PERSPECTIVE(R)

                                  Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE             Each of our portfolio management groups
                                  operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                                  FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                  TEMPLETON. Founded in 1940, Templeton
                                  pioneered international investing and, in
                                  1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                                  MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION              Because our management groups work
                                  independently and adhere to different
                                  investment approaches, Franklin, Templeton and
                                  Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST         At Franklin Templeton Investments, we seek to
                                  consistently provide investors with
                                  exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SPECIAL FEATURE:

Understanding Interest Rates ..............................................    4

SEMIANNUAL REPORT

Franklin California Tax-Free Income Fund ..................................    7

Performance Summary .......................................................   12

Your Fund's Expenses ......................................................   15

Financial Highlights and
Statement of Investments ..................................................   17

Financial Statements ......................................................   49

Notes to Financial Statements .............................................   53

Shareholder Information ...................................................   60

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Shareholder Letter

Dear Shareholder:

During the six-month period ended September 30, 2006, the U.S. economy continued to grow at a relatively healthy, though slowing, pace. Growth was supported by moderate core inflation, some improving economic data and generally positive corporate earnings reports. Counterbalancing these positive factors were rising interest rates, volatile oil prices, mixed inflation signals and concerns about the U.S. twin (federal and trade) deficits and their potential long-term effects on interest rates and economic growth. At period-end, the housing market showed signs of slowing, and the trade deficit continued to grow. However, the federal budget deficit is expected to shrink this fiscal year because corporate and income tax payments have been larger than expected.

The Federal Reserve Board (Fed) raised the federal funds target rate twice during the reporting period, bringing it from 4.75% to 5.25%. However, the Fed held rates steady at its August and September meetings and remains noncommittal about the outlook for future rate actions. Chairman Bernanke has

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Log in at franklintempleton.com and click on eDelivery. Shareholders who are
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-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                           Not part of the semiannual report | 1
voiced his intention to analyze all economic data before deciding on the Fed's next course of action. The 10-year Treasury yield decreased over the period, falling from 4.86% to 4.64%.

Oil prices were volatile and ended the period at almost $63 a barrel, a significant decline from the high of $77 per barrel this period. Many of the factors that had caused the higher volatility and prices, such as anticipated high hurricane activity, the U.N.-Iran standoff on nuclear power issues, British Petroleum's Alaska's pipeline partial closure and the conflict between Israel and Hezbollah in Lebanon, either did not materialize or decreased in intensity during the reporting period. As a result, oil prices fell approximately 18% from their high. As oil prices stabilize or decline, inflationary pressures can also be expected to subside somewhat and overall interest rates could decline.

At period-end, the direction for interest rates and the fixed income market is still somewhat unclear. Some evidence suggests that the economy might begin to slow, which could cause inflation expectations and longer-term interest rates to decline. Other evidence implies that inflation, indicated by rising unit labor costs, might actually be increasing beyond the Fed's comfort level, which could lead to higher interest rates. Partly in response to this uncertainty, Chairman Bernanke decided to suspend the Fed's string of 17 consecutive rate increases and await new data as it is released. We think Chairman Bernanke is right to consider and analyze new data to gauge the economy's direction before he decides what the Fed should do with short-term rates.

In the enclosed semiannual report for Franklin California Tax-Free Income Fund, the portfolio managers discuss municipal bond market conditions, investment decisions and Fund performance during the period. You can also find other performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

We continue to recommend investors consult their financial advisors and review their portfolios to design a strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.


2 | Not part of the semiannual report

We appreciate your confidence in us and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin California Tax-Free Income Fund


/s/ Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF SEPTEMBER 30, 2006. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                           Not part of the semiannual report | 3

Special Feature

UNDERSTANDING INTEREST RATES

DID YOU EVER WONDER WHY YOUR TAX-FREE INCOME FUND SHARE PRICE FLUCTUATES? OR WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? AT FRANKLIN TEMPLETON INVESTMENTS, MAXIMIZING TAX-FREE INCOME AND PRESERVING OUR SHAREHOLDERS' CAPITAL ARE OUR TOP PRIORITIES. 1 EVEN SO, CHANGES IN THE ECONOMY AND INTEREST RATES CAN HAVE AN IMPACT ON YOUR FUND'S SHARE PRICE AND DIVIDENDS.

BELOW YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BONDS AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.

Q.    WHAT IS THE DIFFERENCE BETWEEN SHORT- AND LONG-TERM INTEREST RATES?

A. The Federal Reserve Board controls the Federal funds target rate (Fed funds rate) which, in turn, influences the market for shorter-term securities. The Fed closely monitors the economy and has the power to raise or lower the Fed funds rate to keep inflation in check or to help stimulate the economy. The Fed funds rate is the rate banks charge other banks for overnight loans.

      Long-term interest rates, as represented by yields of the 10-year or 30-year Treasury bond, are market driven and tend to move in anticipation of changes in the economy and inflation.

Q.    WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, the strength of the U.S. dollar and the pace of economic growth.

      If the economy slows down, the Fed may lower the Fed funds rate to stimulate economic growth, as we witnessed from January 2001 to June 2003. On the other hand, strong economic growth can lead to inflation. If the Fed becomes concerned about inflation, it may attempt to cool the economy by raising the Fed funds rate, as it did from June 2004 to June 2006.

      It should be noted that short- and long-term interest rates don't necessarily move in tandem. While short-term rates rose in 2004 and 2005, long-term rates, despite some fluctuations, remained relatively low.

1. For investors subject to alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup to withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W8-BEN.

[GRAPHIC Q & A]

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NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


4 | Not part of the semiannual report

                                                                 [GRAPHIC Q & A]

Q.    HOW DO CHANGES IN INTEREST RATES AFFECT BOND PRICES?

A. Typically, bond prices, and thus a tax-free income fund's share price, move in the opposite direction of interest rates. So when interest rates rise, bond prices fall and, conversely, when rates decline, bond prices tend to rise in value.

      When rates go up, newly issued bonds come to market with higher yields than existing bonds. The newly issued bonds become more attractive than comparable existing bonds with lower yields, so investors who want to sell their existing bonds have to reduce their prices to make them equally attractive.

                                [GRAPHIC OMITTED]

      Generally, tax-free income fund portfolios comprising municipal bonds with longer maturities are more sensitive to changes in long-term interest rates than portfolios with shorter-term municipal bonds. Similarly, funds with shorter-term municipal bonds are typically more influenced by short-term rate changes than funds with longer-term municipal bonds.

Q.    HOW DO INTEREST RATE CHANGES AFFECT MY TAX-FREE INCOME FUND'S TOTAL
      RETURN?

A. Total return includes price movement (capital appreciation or depreciation) and income. While interest rate changes will cause tax-free income fund prices to fluctuate, it's important to remember that as a tax-free income fund shareholder, you also receive monthly tax-free income. Historically, income has been the largest component of total return for municipal bonds. 2 And since bonds generally pay interest whether prices move up or down, the interest from municipal bonds can help cushion a fund's overall total return, especially when rates are rising.

2. Source: Lehman Brothers Municipal Bond Index, 9/30/06. Total return includes compounded income and capital appreciation over the 20-year period ending 9/30/06. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


                                           Not part of the semiannual report | 5

Q.    HOW DO INTEREST RATES AFFECT MY TAX-FREE DIVIDENDS?

A. When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower-yielding bonds to reduce the amount of interest they pay on the debt. As funds then have to reinvest proceeds from the called bonds into new, lower-yielding bonds, their investment earnings decline, and the dividends paid out to shareholders also decline over time.

      Higher interest rates may lead to higher dividends. When interest rates rise, fewer bonds are called and fund managers may have the opportunity to invest in new, higher-yielding bonds. As a result, the funds' investment earnings can increase, and they are able to pay out higher dividends to shareholders over time.

Q. WHAT IS THE BENEFIT OF FRANKLIN'S INVESTMENT APPROACH WHEN INTEREST RATES ARE VOLATILE?

A. Since 1977, Franklin has consistently adhered to a strategy of investing for high, current, tax-free income. 1

      We carefully select bonds for our fund portfolios that we believe will provide a high level of stable income over the long term. We generally invest in current coupon securities to maximize tax-free income. Over time, as we invest in different interest rate climates, the portfolios become well diversified with a broad range of securities. As a result of this strategy, we own many older securities with higher coupons, which are generally less sensitive to interest rate movements and help to provide stability to our portfolios.

      Our straightforward, "plain-vanilla" approach to investing means we don't try to time the market and predict interest rate movements. Similarly, we don't use leverage or invest in speculative derivatives or futures, which could increase the level of risk for our fund portfolios, especially when interest rates are volatile.

      Our investment strategy cannot eliminate interest rate risk, but it may help to reduce this risk.

Q.    WHAT ARE THE KEY BENEFITS OF INVESTING IN TAX-FREE INCOME FUNDS?

A. It's important to remember the reasons to own tax-free income funds don't change when market conditions change. For long-term investors seeking monthly, tax-free income and portfolio diversification, we believe tax-free income funds are an attractive investment option. At Franklin, we will continue to serve our shareholders by seeking to provide a high level of tax-free income consistent with prudent investment management and the preservation of shareholders' capital.

[GRAPHIC Q & A]

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

6 | Not part of the semiannual report

Semiannual Report

Franklin California
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Based on Total Long-Term Investments as of 9/30/06**

                        AAA ...............................      54.3%
                        AA ................................       4.3%
     [PIE CHART]        A .................................      13.6%
                        BBB ...............................      17.2%
                        Below Investment Grade ............       6.6%
                        Not Rated by S&P ..................       4.0%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                         MOODY'S               FITCH         INTERNAL
AAA or Aaa                         1.1%                0.1%             0.3%
A                                  0.1%                  --             0.3%
BBB or Baa                         0.4%                0.4%             0.9%
Below Investment Grade               --                  --             0.4%
----------------------------------------------------------------------------
Total                              1.6%                0.5%             1.9%

--------------------------------------------------------------------------------

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W8-BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


                                                           Semiannual Report | 7

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin California Tax-Free Income Fund's semiannual report for the period ended September 30, 2006.

PERFORMANCE SUMMARY

The Fund's Class A share price, as measured by net asset value, increased from $7.26 on March 31, 2006, to $7.36 on September 30, 2006. The Fund's Class A shares paid dividends totaling 16.48 cents per share for the reporting period. 2 The Performance Summary beginning on page 12 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.31% based on an annualization of the 2.76 cent per share September dividend and the maximum offering price of $7.69 on September 30, 2006. An investor in the 2006 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 7.31% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

STATE UPDATE

During the six months under review, California's large and diverse economy continued to expand, powered by a wide variety of industries including trade, transportation, professional services, education, health services and manufacturing. Private sector employment and personal incomes increased during the reporting period. As of September 2006, the 4.8% unemployment rate was slightly above the 4.6% national rate. 3

The state ended fiscal year 2006 with a positive general fund balance position. Despite a soft housing market, which could indicate weakness in what appears to be a healthy economy, the fiscal year 2007 budget proposal was further revised, largely in response to the strong growth in personal income tax receipts -- a trend that is expected to continue. The legislative approval process for the new budget was relatively smooth as there were no significant budget cuts, tax increases or deficit borrowing. In addition, the proposed budget included a hefty spending increase for its Proposition 98 education programs that would guarantee scaled minimum funding for grades K-14 schools. However, the state's persistent structural budget gap remained a challenge.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3.    Source: Bureau of Labor Statistics.


8 | Semiannual Report

DIVIDEND DISTRIBUTIONS 2

---------------------------------------------------------------------------------------------------
                                           DIVIDEND PER SHARE
               ------------------------------------------------------------------------------------
MONTH             CLASS A              CLASS B               CLASS C            ADVISOR CLASS
---------------------------------------------------------------------------------------------------
April            2.72 cents          2.39 cents            2.38 cents            2.78 cents
---------------------------------------------------------------------------------------------------
May              2.72 cents          2.39 cents            2.38 cents            2.77 cents
---------------------------------------------------------------------------------------------------
June             2.76 cents          2.43 cents            2.43 cents            2.81 cents
---------------------------------------------------------------------------------------------------
July             2.76 cents          2.43 cents            2.43 cents            2.82 cents
---------------------------------------------------------------------------------------------------
August           2.76 cents          2.43 cents            2.43 cents            2.81 cents
---------------------------------------------------------------------------------------------------
September        2.76 cents          2.42 cents            2.42 cents            2.81 cents
---------------------------------------------------------------------------------------------------

Overall debt levels rose rapidly, nearly doubling in the past four years to $1,476 per capita, but are expected to stay manageable. 4 Independent credit rating agency Standard & Poor's assigned California's general obligation bonds an A+ rating with a stable outlook. 5

MUNICIPAL BOND MARKET OVERVIEW

For the six-month period ended September 30, 2006, the municipal bond market continued to face moderate inflation expectations, mixed economic releases, volatile oil prices, concerns about the dollar, and geopolitical instability. Municipal bonds underperformed U.S. Treasury bonds over the six-month period. The Lehman Brothers Municipal Bond Index returned +3.44% for the period, while the Lehman Brothers U.S. Treasury Index returned +3.61%. 6

During the period, the Federal Reserve Board (Fed) raised the federal funds target rate incrementally from 4.75% to 5.25%. In August and September, the Fed left the 5.25% rate unchanged, citing moderate economic growth, a gradually cooling housing market, and the lagging effect of prior tightening. The Fed stated that some inflation risk may remain and the extent and timing of any additional interest rate hikes will depend upon incoming data on inflation and economic growth.

4. Source: Standard & Poor's, "Research: California; General Obligation," RATINGSDIRECT, 8/28/06.

5.    This does not indicate Standard & Poor's rating of the Fund.

6. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.


                                                           Semiannual Report | 9

PORTFOLIO BREAKDOWN
9/30/06

-------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
-------------------------------------------------------------------------------
Prerefunded                                                               24.2%
-------------------------------------------------------------------------------
Transportation                                                            20.1%
-------------------------------------------------------------------------------
Hospital & Health Care                                                    13.9%
-------------------------------------------------------------------------------
General Obligation                                                        13.9%
-------------------------------------------------------------------------------
Utilities                                                                 10.5%
-------------------------------------------------------------------------------
Subject to Government Appropriations                                       7.0%
-------------------------------------------------------------------------------
Tax-Supported                                                              4.6%
-------------------------------------------------------------------------------
Higher Education                                                           2.4%
-------------------------------------------------------------------------------
Other Revenue                                                              1.8%
-------------------------------------------------------------------------------
Housing                                                                    1.6%
-------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

Over the reporting period, interest rates across the Treasury yield curve (the spread between short-term and long-term yields) moved lower, with long-term rates decreasing more than shorter-term rates. The municipal yield curve flattened over the reporting period but remained steeper than the Treasury curve. According to Municipal Market Data, the 2-year municipal note yield rose 6 basis points (100 basis points equal one percentage point), while the 10-year yield decreased 7 basis points and the 30-year yield fell 13 basis points during the period. 7 Consequently, long-maturity municipal bonds continued to perform comparatively well.

Motivated by a relatively low interest rate environment, along with expectations that rates might continue to rise, municipal bond issuers previously had been refunding higher yielding outstanding debt and accessed the debt market to finance capital needs. As a result of generally higher interest rates, refunding activity declined substantially in 2006. So far in 2006, overall supply has been almost 17% lighter than the same period in 2005. 8 Demand for municipal bonds remained strong over the first half of the Fund's fiscal year as investors found municipal bonds' taxable equivalent yields attractive. Healthy demand came from a wide range of traditional buyers such as mutual funds, individuals, property and casualty companies, and also from nontraditional crossover participants. Crossover buyers typically invest in taxable securities; however, they will enter the municipal bond market when municipal valuations are attractive. This broad base of buyers and tight bond supply supported the municipal bond market.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

7.    Source: Thomson Financial.

8.    Source: THE BOND BUYER.


10 | Semiannual Report

MANAGER'S DISCUSSION

The mixture of our value-oriented philosophy of investing primarily for income and a relatively steep municipal yield curve compared to Treasuries favored the use of longer-term bonds. Consequently, we sought to remain fully invested in bonds that ranged from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

Thank you for your participation in Franklin California Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 11

Performance Summary

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FKTFX)                        CHANGE     9/30/06       3/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.10       $7.36         $7.26
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/06-9/30/06)
--------------------------------------------------------------------------------
Dividend Income                   $0.1648
--------------------------------------------------------------------------------
Long-Term Capital Gain            $0.0016
--------------------------------------------------------------------------------
      TOTAL                       $0.1664
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FCABX)                        CHANGE     9/30/06       3/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.09       $7.35         $7.26
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/06-9/30/06)
--------------------------------------------------------------------------------
Dividend Income                   $0.1449
--------------------------------------------------------------------------------
Long-Term Capital Gain            $0.0016
--------------------------------------------------------------------------------
      TOTAL                       $0.1465
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRCTX)                        CHANGE     9/30/06       3/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.10       $7.35         $7.25
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/06-9/30/06)
--------------------------------------------------------------------------------
Dividend Income                   $0.1447
--------------------------------------------------------------------------------
Long-Term Capital Gain            $0.0016
--------------------------------------------------------------------------------
      TOTAL                       $0.1463
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FCAVX)                  CHANGE     9/30/06       3/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.10       $7.35         $7.25
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/06-9/30/06)
--------------------------------------------------------------------------------
Dividend Income                   $0.1680
--------------------------------------------------------------------------------
Long-Term Capital Gain            $0.0016
--------------------------------------------------------------------------------
      TOTAL                       $0.1696
--------------------------------------------------------------------------------


12 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------------------------------------------------
CLASS A                                        6-MONTH                     1-YEAR       5-YEAR              10-YEAR
-------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +3.73%                     +5.06%      +28.47%              +73.62%
-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                   -0.65%                     +0.54%       +4.24%               +5.21%
-------------------------------------------------------------------------------------------------------------------------
   Distribution Rate 3                                     4.31%
-------------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 4                  7.31%
-------------------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                             3.64%
-------------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 4                              6.17%
-------------------------------------------------------------------------------------------------------------------------
CLASS B                                        6-MONTH                     1-YEAR       5-YEAR        INCEPTION (1/1/99)
-------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +3.31%                     +4.47%      +24.94%              +40.27%
-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                   -0.69%                     +0.47%       +4.22%               +4.46%
-------------------------------------------------------------------------------------------------------------------------
   Distribution Rate 3                                     3.95%
-------------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 4                  6.70%
-------------------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                             3.23%
-------------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 4                              5.48%
-------------------------------------------------------------------------------------------------------------------------
CLASS C                                        6-MONTH                     1-YEAR       5-YEAR              10-YEAR
-------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +3.45%                     +4.48%      +24.95%              +64.21%
-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                   +2.45%                     +3.48%       +4.56%               +5.08%
-------------------------------------------------------------------------------------------------------------------------
   Distribution Rate 3                                     3.95%
-------------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 4                  6.70%
-------------------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                             3.24%
-------------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 4                              5.50%
-------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 6                                6-MONTH                     1-YEAR       5-YEAR              10-YEAR
-------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +3.78%                     +5.15%      +28.86%              +74.15%
-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                   +3.78%                     +5.15%       +5.20%               +5.70%
-------------------------------------------------------------------------------------------------------------------------
   Distribution Rate 3                                     4.59%
-------------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 4                  7.79%
-------------------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                             3.88%
-------------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 4                              6.58%
-------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 13

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's September dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 9/30/06.

4. Taxable equivalent distribution rate and yield assume the published rates as of 6/22/06 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 9/30/06.

6. Effective 10/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/30/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +28.85% and +5.20%.


14 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    1. Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT      ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                          VALUE 4/1/06        VALUE 9/30/06    PERIOD* 4/1/06-9/30/06
----------------------------------------------------------------------------------------------------------------
Actual                                             $1,000              $1,037.30              $2.96
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000              $1,022.16              $2.94
----------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------
Actual                                             $1,000              $1,033.10              $5.81
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000              $1,019.35              $5.77
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Actual                                             $1,000              $1,034.50              $5.81
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000              $1,019.35              $5.77
----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
Actual                                             $1,000              $1,037.80              $2.50
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000              $1,022.61              $2.48
----------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.58%; B: 1.14%; C: 1.14%; and Advisor: 0.49%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


16 | Semiannual Report

Franklin California Tax-Free Income Fund

FINANCIAL HIGHLIGHTS

                                       ---------------------------------------------------------------------------------------------
                                        SIX MONTHS
                                           ENDED
                                       SEPTEMBER 30,
                                           2006                                       YEAR ENDED MARCH 31,
CLASS A                                 (UNAUDITED)            2006            2005            2004            2003            2002
                                       ---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period     $      7.26     $      7.27     $      7.32   $      7.24     $      7.07     $      7.24
                                       ---------------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ...........            0.17            0.33            0.34          0.35            0.35            0.37

 Net realized and unrealized
  gains (losses) ...................            0.09              -- d         (0.04)         0.07            0.21           (0.16)
                                       ---------------------------------------------------------------------------------------------
Total from investment operations ...            0.26            0.33            0.30          0.42            0.56            0.21
                                       ---------------------------------------------------------------------------------------------
Less distributions from:

 Net investment income .............           (0.16)          (0.33)          (0.34)        (0.34)          (0.36)          (0.37)

 Net realized gains ................              -- d         (0.01)          (0.01)           --           (0.03)          (0.01)
                                       ---------------------------------------------------------------------------------------------
Total distributions ................           (0.16)          (0.34)          (0.35)        (0.34)          (0.39)          (0.38)
                                       ---------------------------------------------------------------------------------------------
Redemption fees ....................              -- d            -- d            -- d          --              --              --
                                       ---------------------------------------------------------------------------------------------
Net asset value, end of period .....     $      7.36     $      7.26     $      7.27   $      7.32     $      7.24     $      7.07
                                       =============================================================================================

Total return c .....................            3.73%           4.64%           4.16%         6.04%           8.05%           2.87%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..     $12,684,032     $12,418,764     $12,270,603   $12,784,815     $13,376,339     $13,016,197

Ratio to average net assets:

 Expenses ..........................            0.58% e         0.58%           0.57%         0.58%           0.57%           0.57%

 Net investment income .............            4.58% e         4.55%           4.76%         4.80%           4.90%           5.08%

Portfolio turnover rate ............            3.22%           8.82%           8.46%        11.57%          11.92%          13.23%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Franklin California Tax-Free Income Fund

                                           -----------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED
                                           SEPTEMBER 30,
                                               2006                             YEAR ENDED MARCH 31,
CLASS B                                     (UNAUDITED)        2006         2005         2004         2003         2002
                                           -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)
Net asset value, beginning of period ...      $   7.26     $   7.26     $   7.31     $   7.23     $   7.07     $   7.24
                                           -----------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ...............          0.15         0.29         0.30         0.30         0.31         0.33

 Net realized and unrealized
  gains (losses) .......................          0.08         0.01        (0.04)        0.08         0.20        (0.16)
                                           -----------------------------------------------------------------------------
Total from investment operations .......          0.23         0.30         0.26         0.38         0.51         0.17
                                           -----------------------------------------------------------------------------
Less distributions from:

 Net investment income .................         (0.14)       (0.29)       (0.30)       (0.30)       (0.32)       (0.33)

 Net realized gains ....................            -- d      (0.01)       (0.01)          --        (0.03)       (0.01)
                                           -----------------------------------------------------------------------------
Total distributions ....................         (0.14)       (0.30)       (0.31)       (0.30)       (0.35)       (0.34)
                                           -----------------------------------------------------------------------------
Redemption fees ........................            -- d         -- d         -- d         --           --           --
                                           -----------------------------------------------------------------------------
Net asset value, end of period .........      $   7.35     $   7.26     $   7.26     $   7.31     $   7.23     $   7.07
                                           =============================================================================

Total return c .........................          3.31%        4.20%        3.57%        5.44%        7.46%        2.15%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......      $317,256     $331,385     $358,856     $394,728     $402,085     $309,196

Ratio to average net assets:

 Expenses ..............................          1.14% e      1.14%        1.14%        1.15%        1.14%        1.14%

 Net investment income .................          4.02% e      3.99%        4.19%        4.23%        4.33%        4.51%

Portfolio turnover rate ................          3.22%        8.82%        8.46%       11.57%       11.92%       13.23%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.


18 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin California Tax-Free Income Fund

                                           -----------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED
                                           SEPTEMBER 30,
                                               2006                             YEAR ENDED MARCH 31,
CLASS C                                     (UNAUDITED)     2006         2005         2004         2003         2002
                                           -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period ...     $   7.25     $   7.26     $   7.31     $   7.23     $   7.06     $   7.23
                                           -----------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ...............         0.15         0.29         0.30         0.30         0.31         0.33

 Net realized and unrealized
  gains (losses) .......................         0.09           -- d      (0.04)        0.08         0.21        (0.16)
                                           -----------------------------------------------------------------------------
Total from investment operations .......         0.24         0.29         0.26         0.38         0.52         0.17
                                           -----------------------------------------------------------------------------
Less distributions from:

 Net investment income .................        (0.14)       (0.29)       (0.30)       (0.30)       (0.32)       (0.33)

 Net realized gains ....................           -- d      (0.01)       (0.01)          --        (0.03)       (0.01)
                                           -----------------------------------------------------------------------------
Total distributions ....................        (0.14)       (0.30)       (0.31)       (0.30)       (0.35)       (0.34)
                                           -----------------------------------------------------------------------------
Redemption fees ........................           -- d         -- d         -- d         --           --           --
                                           -----------------------------------------------------------------------------
Net asset value, end of period .........     $   7.35     $   7.25     $   7.26     $   7.31     $   7.23     $   7.06
                                           =============================================================================

Total return c .........................         3.45%        4.06%        3.57%        5.46%        7.46%        2.29%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......     $582,541     $546,815     $494,254     $523,545     $538,460     $464,108

Ratio to average net assets:

 Expenses ..............................         1.14% e      1.14%        1.14%        1.15%        1.13%        1.14%

 Net investment income .................         4.02% e      3.99%        4.19%        4.23%        4.34%        4.52%

Portfolio turnover rate ................         3.22%        8.82%        8.46%       11.57%       11.92%       13.23%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicalble, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 19

Franklin California Tax-Free Income Fund

                                           -----------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                           SEPTEMBER 30,
                                               2006                             YEAR ENDED MARCH 31,
ADVISOR CLASS                              (UNAUDITED)        2006         2005         2004         2003       2002 f
                                           -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period ...     $   7.25     $   7.26     $   7.31     $   7.23     $   7.07     $   7.29
                                           -----------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ...............         0.17         0.34         0.35         0.35         0.36         0.19

 Net realized and unrealized
   gains (losses) ......................         0.10           -- d      (0.05)        0.08         0.19        (0.24)
                                           -----------------------------------------------------------------------------
Total from investment operations .......         0.27         0.34         0.30         0.43         0.55        (0.05)
                                           -----------------------------------------------------------------------------
Less distributions from:

 Net investment income .................        (0.17)       (0.34)       (0.34)       (0.35)       (0.36)       (0.16)

 Net realized gains ....................           -- d      (0.01)       (0.01)          --        (0.03)       (0.01)
                                           -----------------------------------------------------------------------------
Total distributions ....................        (0.17)       (0.35)       (0.35)       (0.35)       (0.39)       (0.17)
                                           -----------------------------------------------------------------------------
Redemption fees ........................           -- d         -- d         -- d         --           --           --
                                           -----------------------------------------------------------------------------
Net asset value, end of period .........     $   7.35     $   7.25     $   7.26     $   7.31     $   7.23     $   7.07
                                           =============================================================================

Total return c .........................         3.78%        4.73%        4.26%        6.13%        8.00%       (0.80)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......     $ 76,147     $ 65,655     $ 42,389     $ 14,096     $ 10,217     $  2,134

Ratio to average net assets:

 Expenses ..............................         0.49% e      0.49%        0.49%        0.50%        0.49%        0.49% e

 Net investment income .................         4.67% e      4.64%        4.84%        4.88%        4.98%        5.25% e

Portfolio turnover rate ................         3.22%        8.82%        8.46%       11.57%       11.92%       13.23%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the period October 1, 2001 (effective date) to March 31, 2002.


20 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin California Tax-Free Income Fund

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2006 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL
                                                                                        AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.4%
MUNICIPAL BONDS 97.4%
CALIFORNIA 89.5%
ABAG Finance Authority for Nonprofit Corps. COP,
   Butte Valley-Tulelake Rural Health, California Mortgage Insured, 6.65%, 10/01/22   $   760,000   $   785,911
   California Mortgage Insured, 6.125%, 3/01/21 ...................................     4,245,000     4,328,754
   Episcopal Home Foundation, Refunding, 5.125%, 7/01/13 ..........................     6,000,000     6,155,820
   Episcopal Home Foundation, Refunding, 5.125%, 7/01/18 ..........................    20,625,000    21,069,881
   Home for Jewish Parents, California Mortgage Insured, 5.625%, 5/15/22 ..........     5,000,000     5,158,250
   Lytton Gardens Inc., Refunding, California Mortgage Insured, 6.00%, 2/15/30 ....     5,000,000     5,195,500
   Odd Fellows Home, California Mortgage Insured, 6.00%, 8/15/24 ..................     5,525,000     5,689,148
   Rhoda Haas Goldman Plaza, California Mortgage Insured, 5.125%, 5/15/23 .........     5,000,000     5,118,750
ABAG Finance Authority for Nonprofit Corps. MFHR, Palo Alto Gardens Apartments,
 Series A, 5.45%, 4/01/39 .........................................................     5,500,000     5,566,880
ABAG Finance Authority for Nonprofit Corps. Revenue, San Diego Hospital Assn.,
   Series A, 6.125%, 8/15/20 ......................................................    23,525,000    25,578,968
   Series C, 5.375%, 3/01/21 ......................................................     5,000,000     5,250,350
ABAG Revenue Tax Allocation, RDA Pool,
   Series A4, FSA Insured, 5.875%, 12/15/25 .......................................     1,470,000     1,476,747
   Series A6, FSA Insured, 5.375%, 12/15/25 .......................................     3,670,000     3,819,332
ABAG Water and Wastewater Revenue, Pooled Financing Program, Refunding, Series A,
 FSA Insured, 5.30%, 10/01/21 .....................................................     5,450,000     5,733,455
Alameda Corridor Transportation Authority Revenue,
   AMBAC Insured, zero cpn. to 10/01/12, 5.30% thereafter, 10/01/22 ...............    81,685,000    65,653,502
   AMBAC Insured, zero cpn. to 10/01/12, 5.30% thereafter, 10/01/23 ...............    70,015,000    56,100,919
   AMBAC Insured, zero cpn. to 10/01/12, 5.40% thereafter, 10/01/24 ...............    43,770,000    35,113,607
   AMBAC Insured, zero cpn. to 10/01/12, 5.45% thereafter, 10/01/25 ...............    32,960,000    26,443,808
   Refunding, AMBAC Insured, zero cpn., 10/01/29 ..................................    20,000,000     7,045,200
   Refunding, AMBAC Insured, zero cpn., 10/01/30 ..................................    22,000,000     7,371,100
   senior lien, Series A, MBIA Insured, 5.00%, 10/01/29 ...........................    24,490,000    25,265,598
Alameda County COP, Alameda County Medical Center Project, MBIA Insured, ETM,
   5.00%, 6/01/23 .................................................................    19,195,000    19,660,095
   5.30%, 6/01/26 .................................................................     7,000,000     7,022,190
   5.00%, 6/01/28 .................................................................     8,925,000     9,073,423
Alvord USD, GO, Series A, FGIC Insured, ETM, 5.375%, 8/01/27 ......................     6,100,000     6,288,124
Anaheim PFA Lease Revenue,
   Capital Appreciation, Public Improvements Project, Series C, FSA Insured,
   zero cpn., 9/01/24 .............................................................    26,855,000    12,146,248
   Capital Appreciation, Public Improvements Project, Series C, FSA Insured,
    zero cpn., 9/01/26 ............................................................    29,430,000    12,087,490
   Capital Appreciation, Public Improvements Project, Series C, FSA Insured,
    zero cpn., 9/01/27 ............................................................    22,860,000     8,942,146
   Capital Appreciation, Public Improvements Project, Series C, FSA Insured,
    zero cpn., 9/01/28 ............................................................     8,425,000     3,137,386
   Capital Appreciation, Public Improvements Project, Series C, FSA Insured,
    zero cpn., 9/01/29 ............................................................     4,320,000     1,527,509
   Capital Appreciation, Public Improvements Project, Series C, FSA Insured,
    zero cpn., 9/01/32 ............................................................    13,665,000     4,153,203
   Capital Appreciation, Public Improvements Project, Series C, FSA Insured,
    zero cpn., 9/01/33 ............................................................    37,070,000    10,732,506


                                                          Semiannual Report | 21

Franklin California Tax-Free Income Fund

---------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL
                                                                                      AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Anaheim PFA Lease Revenue, (continued)
   Capital Appreciation, Public Improvements Project, Series C, FSA Insured,
    zero cpn., 9/01/34 ..........................................................   $ 24,970,000   $  6,884,978
   Capital Appreciation, Public Improvements Project, Series C, FSA Insured,
    zero cpn., 3/01/37 ..........................................................     16,080,000      3,927,058
   Public Improvements Project, Series A, FSA Insured, 5.00%, 9/01/27 ...........      8,900,000      9,081,738
   Public Improvements Project, Series A, FSA Insured, 5.00%, 3/01/37 ...........    100,000,000    101,916,000
Anaheim PFAR, Distribution System, second lien, MBIA Insured, 5.00%,
   10/01/29 .....................................................................      4,325,000      4,548,819
   10/01/34 .....................................................................      5,500,000      5,761,855
Anaheim UHSD, GO,
   Capital Appreciation, Series A, FSA Insured, zero cpn., 8/01/26 ..............      8,570,000      3,532,983
   Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/25 ..........................      3,900,000      4,207,788
Antioch Area Public Facilities Financing Agency Special Tax, CFD No. 1989-1,
 MBIA Insured, 5.50%, 8/01/22 ...................................................      4,870,000      5,042,106
Antioch PFA, Reassessment Revenue, sub. lien, Refunding, Sub Series B,
   5.50%, 9/02/08 ...............................................................      1,140,000      1,171,225
   5.60%, 9/02/09 ...............................................................      1,205,000      1,242,656
Arcadia Hospital Revenue, Methodist Hospital of Southern California,
   6.50%, 11/15/12 ..............................................................      1,890,000      1,892,514
   6.625%, 11/15/22 .............................................................      3,750,000      3,755,138
Baldwin Park PFAR Tax Allocation, Refunding, Series A, 7.75%, 8/01/19 ...........      4,955,000      4,963,572
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Refunding,
 Series F, 5.00%, 4/01/31 .......................................................     51,255,000     54,149,882
Belmont Redwood Shores School District, Series A, Pre-Refunded, 5.50%, 9/01/22 ..      6,500,000      6,748,755
Beverly Hills USD, GO, Election of 2002, Series B, 5.00%, 8/01/30 ...............      8,590,000      9,091,914
Bonita USD, GO, Election of 2004, Series A, MBIA Insured, 5.00%, 8/01/27 ........      5,100,000      5,393,811
Brentwood 1915 Act Revenue, Infrastructure Financing, Reassessment, Refunding,
 Series A, FSA Insured, 5.80%, 9/02/17 ..........................................      5,100,000      5,249,430
Burbank Parking Authority Special Tax, CFD No. 1, 8.375%, 10/01/06 ..............        225,000        225,000
Byron USD, GO, Series A, FGIC Insured, 5.00%, 8/01/31 ...........................      5,145,000      5,440,117
Calexico USD, GO, Refunding, MBIA Insured, 5.25%, 8/01/33 .......................      4,285,000      4,614,731
California Counties Lease Financing Authority COP, CSAC Financing Corp.,
 Amador County Project, ETM, 7.70%, 10/01/09 ....................................      1,050,000      1,428,179
California County Tobacco Securitization Agency Revenue, Asset-Backed,
   Alameda County, 5.875%, 6/01/35 ..............................................      7,500,000      7,891,050
   Gold Country Funding Corp., Pre-Refunded, 6.00%, 6/01/38 .....................     10,000,000     11,223,600
   Golden Gate Corp., Series A, 6.00%, 6/01/43 ..................................     10,000,000     10,537,100
   Kern County Corp., Series A, 6.125%, 6/01/43 .................................     28,135,000     29,818,036
   Kern County Corp., Series B, 6.25%, 6/01/37 ..................................     19,460,000     20,832,319
   Stanislaus Fund, Series A, 5.875%, 6/01/43 ...................................      8,690,000      9,103,644
California County Tobacco Securitization Agency Tobacco Revenue, Asset-Backed,
   Merced Funding Corp., Series A, Pre-Refunded, 5.875%, 6/01/43 ................     10,235,000     11,422,362
   Sonoma County Corp., Series A, Pre-Refunded, 5.875%, 6/01/43 .................     30,000,000     33,480,300
California Educational Facilities Authority Revenue,
   Chapman University, Refunding, Connie Lee Insured, 5.125%, 10/01/26 ..........      2,545,000      2,599,132
   Chapman University, Refunding, Connie Lee Insured, Pre-Refunded,
      5.125%, 10/01/26 ..........................................................      7,455,000      7,604,100


22 | Semiannual Report

Franklin California Tax-Free Income Fund

----------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL
                                                                                       AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
California Educational Facilities Authority Revenue, (continued)
   Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn.,
    10/01/32 ....................................................................   $  8,435,000   $  1,757,601
   Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn.,
    10/01/33 ....................................................................      8,435,000      1,647,946
   Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn.,
    10/01/34 ....................................................................      8,435,000      1,545,123
   Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn.,
    10/01/35 ....................................................................      8,435,000      1,448,627
   Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn.,
    10/01/36 ....................................................................      8,435,000      1,358,204
   Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn.,
    10/01/37 ....................................................................      8,435,000      1,273,432
   Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn.,
    10/01/38 ....................................................................      8,435,000      1,193,890
   Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn.,
    10/01/39 ....................................................................      8,435,000      1,119,409
   Loyola Marymount University, Refunding, MBIA Insured, zero cpn., 10/01/26 ....      7,620,000      3,148,660
   Loyola Marymount University, Refunding, MBIA Insured, zero cpn., 10/01/27 ....      7,365,000      2,899,821
   Loyola Marymount University, Refunding, MBIA Insured, zero cpn., 10/01/28 ....      4,120,000      1,545,041
   Loyola Marymount University, Refunding, MBIA Insured, zero cpn., 10/01/30 ....      5,685,000      1,927,272
   Loyola Marymount University, Refunding, MBIA Insured, zero cpn., 10/01/31 ....      7,615,000      2,455,685
   Loyola Marymount University, Refunding, MBIA Insured, zero cpn., 10/01/32 ....      7,615,000      2,335,064
   Occidental College, Refunding, Series A, MBIA Insured, 5.00%, 10/01/36 .......      7,275,000      7,651,408
   Pepperdine University, Refunding, Series B, AMBAC Insured, 5.00%, 12/01/32 ...      5,000,000      5,266,250
   Pooled College and University, Series B, 6.75%, 6/01/30 ......................     11,495,000     12,789,107
   Santa Clara University, Refunding, AMBAC Insured, zero cpn., 9/01/26 .........      5,800,000      2,405,492
   Stanford University, Refunding, Series O, 5.125%, 1/01/31 ....................     21,250,000     21,810,787
   Student Loan Program, Series A, MBIA Insured, 6.00%, 3/01/16 .................        500,000        513,645
California Health Facilities Financing Authority Revenue,
   Casa Colina, 6.125%, 4/01/32 .................................................     10,300,000     11,075,281
   Catholic Healthcare West, 2005, Refunding, Series A, 5.00%, 7/01/18 ..........     26,345,000     27,095,569
   Catholic Healthcare West, 2005, Refunding, Series A, 5.00%, 7/01/28 ..........    122,985,000    125,236,855
   Catholic Healthcare West, 2005, Series A, Pre-Refunded, 5.00%, 7/01/18 .......      1,750,000      1,812,160
   Catholic Healthcare West, 2005, Series A, Pre-Refunded, 5.00%, 7/01/28 .......     17,270,000     17,883,430
   Catholic Healthcare West, Refunding, Series A, MBIA Insured, 5.75%, 7/01/15 ..     12,500,000     12,949,875
   Catholic Healthcare West, Refunding, Series A, MBIA Insured, 6.00%, 7/01/17 ..      5,680,000      5,802,063
   Catholic Healthcare West, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/17      1,480,000      1,526,324
   Catholic Healthcare West, Series A, MBIA Insured, Pre-Refunded, 5.125%, 7/01/24     3,125,000      3,225,656
   Catholic Healthcare West, Series A, Pre-Refunded, 5.00%, 7/01/18 .............     11,905,000     12,327,866
   Catholic Healthcare West, Series G, 5.25%, 7/01/23 ...........................      3,000,000      3,167,580
   Catholic, 2005, Refunding, Series A, MBIA Insured, 5.00%, 7/01/17 ............      3,390,000      3,491,802
   Catholic, 2005, Refunding, Series A, MBIA Insured, 5.125%, 7/01/24 ...........      7,825,000      8,059,437
   Catholic, 2005, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/17 .........        130,000        134,069
   Catholic, 2005, Series A, MBIA Insured, Pre-Refunded, 5.125%, 7/01/24 ........        550,000        567,716
   Cedars-Sinai Medical Center, Series A, MBIA Insured, 5.125%, 8/01/17 .........      8,355,000      8,626,454
   Cedars-Sinai Medical Center, Series B, MBIA Insured, 5.25%, 8/01/27 ..........     52,500,000     54,214,650
   County Program, Series B, 7.20%, 1/01/12 .....................................      1,930,000      1,932,837


                                                          Semiannual Report | 23

Franklin California Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL
                                                                                                     AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
California Health Facilities Financing Authority Revenue, (continued)
   El Proyecto, Series A, California Mortgage Insured, 5.50%, 12/01/22 ........................   $  3,350,000   $  3,427,318
   Enloe Health System, Refunding, Series A, FSA Insured, 5.00%, 11/15/18 .....................      5,000,000      5,180,200
   Enloe Health System, Refunding, Series A, FSA Insured, 5.00%, 11/15/28 .....................     25,390,000     26,080,100
   Families First, Refunding, Series A, California Mortgage Insured, 6.00%, 12/01/25 ..........     11,365,000     12,009,395
   Feedback Foundation Inc., Series A, California Mortgage Insured, 6.50%, 12/01/22 ...........      2,300,000      2,302,415
   Hospital of the Good Samaritan, Refunding, 7.00%, 9/01/21 ..................................     71,050,000     71,062,789
   Insured Health Facility, Help Group, Series A, California Mortgage Insured,
    6.10%, 8/01/25 ............................................................................     12,905,000     13,588,449
   Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28 ...........................................     46,000,000     47,079,620
   Kaiser Permanente, Series A, FSA Insured, ETM, 5.00%, 6/01/20 ..............................     32,295,000     33,443,087
   Kaiser Permanente, Series A, FSA Insured, ETM, 5.00%, 6/01/24 ..............................    136,775,000    141,191,465
   Kaiser Permanente, Series A, zero cpn., 10/01/11 ...........................................     13,970,000     11,520,360
   Kaiser Permanente, Series B, ETM, 5.25%, 10/01/16 ..........................................      7,515,000      7,827,173
   Kaiser Permanente, Series B, ETM, 5.00%, 10/01/18 ..........................................     38,260,000     39,644,247
   Kaiser Permanente, Series B, ETM, 5.00%, 10/01/20 ..........................................     38,020,000     39,373,512
   Kaiser Permanente, Series B, ETM, 5.40%, 5/01/28 ...........................................     80,000,000     81,877,600
   Lucile Salter Packard Hospital, Series C, AMBAC Insured, 5.00%, 8/15/26 ....................      6,000,000      6,279,720
   Marshall Hospital, Refunding, Series A, California Mortgage Insured, 5.30%, 11/01/28 .......      5,500,000      5,642,615
   Northern California Presbyterian, Refunding, 5.40%, 7/01/28 ................................      6,340,000      6,419,250
   Paradise Valley Estates, Refunding, California Mortgage Insured, 5.125%, 1/01/22 ...........      6,610,000      6,938,517
   Paradise Valley Estates, Refunding, California Mortgage Insured, 5.25%, 1/01/26 ............      5,000,000      5,268,450
   Pomona Valley Hospital, Refunding, Series A, MBIA Insured, 5.625%, 7/01/19 .................      8,500,000      8,798,180
   Small Facilities Loan, Health Facilities, Refunding, Series B, California Mortgage Insured,
    7.50%, 4/01/22 ............................................................................      1,205,000      1,329,508
   Small Facilities Loan, Health Facilities, Series A, California Mortgage Insured,
    6.75%, 3/01/20 ............................................................................        655,000        663,109
   Small Facilities Program, Refunding, Series A, FGIC Insured, 5.00%, 4/01/25 ................     10,915,000     11,501,354
   Southern California, Series A, California Mortgage Insured, 5.50%, 12/01/22 ................      3,070,000      3,140,856
   Sutter Health, Refunding, Series A, FSA Insured, 5.25%, 8/15/27 ............................      5,300,000      5,476,278
   Sutter Health, Refunding, Series A, MBIA Insured, 5.875%, 8/15/16 ..........................      5,750,000      5,873,568
   Sutter Health, Refunding, Series A, MBIA Insured, 5.35%, 8/15/28 ...........................      6,170,000      6,458,633
   Sutter Health, Series A, FSA Insured, 5.00%, 8/15/37 .......................................     61,000,000     62,427,400
   Sutter Health, Series A, MBIA Insured, 5.375%, 8/15/30 .....................................     10,600,000     10,976,512
   Sutter Health, Series A, MBIA Insured, Pre-Refunded, 5.35%, 8/15/28 ........................        480,000        508,714
   The Episcopal Home, California Mortgage Insured, 5.30%, 2/01/32 ............................     28,150,000     29,420,691
   The Help Group, Refunding, California Mortgage Insured, 5.40%, 8/01/22 .....................      7,420,000      7,661,447
   UCSF-Stanford Health Care, Refunding, Series B, FSA Insured, 5.00%, 11/15/31 ...............     26,920,000     27,640,648
   University of California San Francisco-Stanford Health Care, Refunding, Series A,
    FSA Insured, 5.00%, 11/15/31 ..............................................................      5,750,000      5,903,928
   University of California San Francisco-Stanford Health Care, Refunding, Series B,
    AMBAC Insured, 5.00%, 11/15/28 ............................................................     25,000,000     25,679,500
   Valleycare Hospital Corp., Refunding, California Mortgage Insured, 5.50%, 5/01/20 ..........     11,640,000     11,986,406
California Health Facilities, Financing Authority Revenue, Insured Health Facility, Valleycare,
 Series A, California Mortgage Insured, 5.25%, 5/01/22 ........................................      5,000,000      5,281,250
California HFA, SFM Purchase Revenue, Series A-2, FHA Insured, 6.45%, 8/01/25 .................        245,000        246,872


24 | Semiannual Report

Franklin California Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL
                                                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
California HFAR,
   Class 1, Series B-1, AMBAC Insured, 5.65%, 8/01/28 ......................................   $ 2,185,000   $ 2,225,838
   Home Mortgage, Capital Appreciation, Series A, zero cpn., 8/01/16 .......................       575,000       220,444
   Home Mortgage, Series K, 4.75%, 8/01/36 .................................................    10,000,000     9,963,500
   Home Mortgage, Series N, AMBAC Insured, zero cpn. to 2/01/10, 6.30% thereafter,
    8/01/31, 8/01/31 .......................................................................     2,605,000     2,146,051
   MFHR II, Series A, AMBAC Insured, 6.25%, 2/01/37 ........................................     1,235,000     1,254,192
   MFHR III, Series B, MBIA Insured, 5.50%, 8/01/39 ........................................    11,950,000    12,271,813
California Infrastructure and Economic Development Bank Revenue,
   Bay Area Toll Bridges, first lien, Series A, AMBAC Insured, Pre-Refunded,
    5.00%, 7/01/33 .........................................................................     5,000,000     5,649,050
   Bay Area Toll Bridges, first lien, Series A, FGIC Insured, Pre-Refunded, 5.00%, 7/01/29 .    50,985,000    56,803,408
   Kaiser Hospital Assistance I LLC, Series B, 5.50%, 8/01/31 ..............................    10,000,000    10,662,000
   Kaiser Hospital Assistance II LLC, Series A, 5.55%, 8/01/31 .............................    34,000,000    36,324,240
California PCFA, PCR,
   Pacific Gas and Electric Co., Mandatory Put 6/01/07, Refunding, Series B, FGIC Insured,
   3.50%, 12/01/23 .........................................................................     5,000,000     4,993,400
   Pacific Gas and Electric Co., Refunding, Series A, MBIA Insured, 5.35%, 12/01/16 ........    31,500,000    33,962,670
   San Diego Gas and Electric Co., Series A, 5.85%, 6/01/21 ................................    32,535,000    32,560,377
California Resources Efficiency Financing Authority COP, Capital Improvement Program,
   Refunding, AMBAC Insured,
    5.625%, 4/01/22 ........................................................................    10,365,000    10,676,676
    5.75%, 4/01/27 .........................................................................     7,885,000     8,126,912
California State Department of Veteran Affairs Home Purchase Revenue,
   Refunding, Series A, 5.40%, 12/01/28 ....................................................     9,580,000     9,822,087
   Refunding, Series B, 5.50%, 12/01/18 ....................................................     2,500,000     2,572,675
   Series A, 5.20%, 12/01/27 ...............................................................    31,000,000    31,028,210
   Series B, 5.20%, 12/01/28 ...............................................................     5,975,000     5,980,736
California State Department of Water Resources Central Valley Project Revenue, Water System,
   Refunding, Series Q, MBIA Insured, 5.375%, 12/01/27 .....................................    20,055,000    20,413,984
   Refunding, Series S, 5.00%, 12/01/29 ....................................................    24,595,000    25,124,038
   Refunding, Series U, 5.00%, 12/01/29 ....................................................    12,000,000    12,323,400
   Refunding, Series Y, FGIC Insured, 5.00%, 12/01/25 ......................................    20,000,000    21,050,400
   Series Q, MBIA Insured, Pre-Refunded, 5.375%, 12/01/27 ..................................    37,945,000    38,631,425
California State Department of Water Resources Power Supply Revenue,
   Series A, Pre-Refunded, 5.25%, 5/01/20 ..................................................    50,000,000    54,834,000
   Series A, Pre-Refunded, 5.375%, 5/01/21 .................................................    22,000,000    24,265,340
   Series A, Pre-Refunded, 5.375%, 5/01/22 .................................................    34,020,000    37,523,039
California State GO,
   5.00%, 2/01/22 ..........................................................................     7,000,000     7,367,570
   6.00%, 5/01/24 ..........................................................................     2,565,000     2,569,104
   5.125%, 4/01/25 .........................................................................     5,000,000     5,281,450
   5.20%, 4/01/26 ..........................................................................    17,000,000    18,127,950
   5.25%, 4/01/27 ..........................................................................     5,000,000     5,361,000
   5.25%, 4/01/29 ..........................................................................     5,580,000     5,960,612
   5.25%, 4/01/34 ..........................................................................    20,000,000    21,284,800
   2006, Pre-Refunded, 5.25%, 10/01/23 .....................................................       990,000     1,054,400
   2006, Refunding, 5.25%, 10/01/23 ........................................................       540,000       575,127


                                                          Semiannual Report | 25

Franklin California Tax-Free Income Fund

------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
California State GO, (continued)
  AMBAC Insured, 5.90%, 3/01/25 ............................................................   $   210,000   $   212,081
  FGIC Insured, 6.00%, 8/01/19 .............................................................       905,000       912,548
  FGIC Insured, 5.625%, 10/01/26 ...........................................................     8,645,000     8,822,136
  FGIC Insured, Pre-Refunded, 5.625%, 10/01/26 .............................................    32,855,000    33,183,550
  FSA Insured, 5.50%, 4/01/19 ..............................................................       570,000       575,865
  FSA Insured, 5.50%, 3/01/20 ..............................................................       850,000       857,064
  FSA Insured, Pre-Refunded, 5.50%, 9/01/29 ................................................    30,000,000    31,984,200
  MBIA Insured, 5.00%, 10/01/23 ............................................................     4,055,000     4,147,738
  MBIA Insured, 6.00%, 8/01/24 .............................................................       990,000       998,098
  MBIA Insured, Pre-Refunded, 5.00%, 10/01/23 ..............................................       945,000       969,041
  Pre-Refunded, 5.25%, 9/01/23 .............................................................    19,750,000    21,009,063
  Pre-Refunded, 5.25%, 10/01/23 ............................................................     7,720,000     8,222,186
  Principal Eagles II, Series 3, zero cpn., 3/01/09 ........................................     7,500,000     6,861,300
  Principal Eagles II, Series 6, zero cpn., 3/01/09 ........................................     5,000,000     4,574,200
  Principal M-Raes, Series 8, zero cpn., 4/01/09 ...........................................     9,000,000     8,208,270
  Refunding, 5.25%, 9/01/23 ................................................................     1,250,000     1,329,688
  Refunding, 5.625%, 9/01/24 ...............................................................       255,000       259,498
  Refunding, 5.00%, 2/01/27 ................................................................    46,000,000    47,670,260
  Refunding, 5.00%, 8/01/28 ................................................................    10,000,000    10,509,000
  Refunding, 5.00%, 2/01/29 ................................................................    13,000,000    13,440,700
  Refunding, 5.25%, 2/01/29 ................................................................    44,000,000    46,465,320
  Refunding, 5.25%, 2/01/29 ................................................................    10,000,000    10,505,500
  Refunding, 5.25%, 2/01/30 ................................................................    30,000,000    31,487,400
  Refunding, 5.00%, 2/01/32 ................................................................    19,010,000    19,686,376
  Refunding, 5.25%, 4/01/32 ................................................................    10,000,000    10,490,200
  Refunding, AMBAC Insured, 5.00%, 4/01/23 .................................................     6,250,000     6,558,563
  Refunding, MBIA Insured, 5.00%, 10/01/32 .................................................     5,000,000     5,212,600
  Refunding, Series BR, 5.30%, 12/01/29 ....................................................    13,000,000    13,008,190
  Various Purpose, 5.125%, 4/01/24 .........................................................    10,000,000    10,609,000
  Various Purpose, 5.00%, 8/01/35 ..........................................................    31,545,000    32,914,999
  Various Purpose, AMBAC Insured, 5.00%, 4/01/31 ...........................................    30,000,000    31,383,600
  Various Purpose, Refunding, 5.25%, 12/01/26 ..............................................    12,915,000    13,873,293
  Various Purpose, Refunding, 5.00%, 6/01/31 ...............................................    30,465,000    31,834,402
  Veterans Bonds, Refunding, Series BH, 5.60%, 12/01/32 ....................................    50,060,000    50,123,076
  Veterans Bonds, Refunding, Series BH, FSA Insured, 5.50%, 12/01/24 .......................    16,440,000    16,463,180
California State Local Government Finance Authority Revenue, Marin Valley Mobile, Series A,
 FSA Insured, 5.85%, 10/01/27 ..............................................................     6,735,000     7,023,460
California State Public Works Board Lease Revenue,
  California Science Center, Series A, 5.25%, 10/01/22 .....................................     8,645,000     8,931,582
  Department of Corrections, Series C, 5.00%, 6/01/24 ......................................    12,225,000    12,769,746
  Department of Corrections, Series C, 5.00%, 6/01/25 ......................................     4,810,000     5,003,266
  Department of Corrections, Series C, 5.25%, 6/01/28 ......................................    25,475,000    26,951,021
  Department of Mental Health, Coalinga, Series A, 5.00%, 6/01/25 ..........................    12,000,000    12,510,720
  Department of Mental Health, Coalinga, Series A, 5.125%, 6/01/29 .........................    56,500,000    59,023,290
  Trustees of California State University, Refunding, Series A, 5.00%, 10/01/19 ............     7,500,000     7,728,975
  University of California Research Project, Series E, 5.00%, 10/01/29 .....................     5,280,000     5,608,469
  University of California Research Project, Series E, 5.00%, 10/01/30 .....................     5,550,000     5,885,997


26| Semiannual Report

Franklin California Tax-Free Income Fund

----------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL
                                                                                               AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  California State Public Works Board Lease Revenue, (continued)
     University of California, Various Projects, Refunding, Series A, 5.50%, 6/01/21 .....  $ 14,000,000  $ 14,008,820
     Various California Community Colleges Projects, Refunding, Series A, 5.90%, 4/01/17 .     8,320,000     8,577,504
     Various University of California Projects, Refunding, Series A, 5.00%, 6/01/23 ......    23,175,000    23,184,733
     Various University of California Projects, Series B, 5.50%, 6/01/19 .................    13,000,000    13,008,190
  California State University at Channel Islands Financing Authority Revenue,
   East Campus Community, Series A, MBIA Insured, 5.00%, 9/01/31 .........................    11,000,000    11,440,660
  California State University Revenue,
     Systemwide, Refunding, Series A, FSA Insured, 5.00%, 11/01/34 .......................     5,000,000     5,243,850
     Systemwide, Refunding, Series C, MBIA Insured, 5.00%, 11/01/26 ......................    20,970,000    22,371,215
     Systemwide, Refunding, Series C, MBIA Insured, 5.00%, 11/01/29 ......................    22,705,000    24,098,406
     Systemwide, Series A, FSA Insured, 5.00%, 11/01/29 ..................................    10,000,000    10,527,400
     Systemwise, Series A, AMBAC Insured, 5.00%, 11/01/35 ................................    16,925,000    17,828,626
a California Statewide CDA Lease Revenue, Special Facilities, United Airlines, Series A,
   5.70%, 10/01/33 .......................................................................    61,325,000    36,096,508
  California Statewide CDA Revenue, 5.50%, 10/01/33 ......................................    45,465,000    48,394,310
  California Statewide CDA Revenue COP, Capital Appreciation, Hospital, Triad Health Care,
     California Mortgage Insured, ETM,
     zero con., 8/01/11 ..................................................................     3,115,000     2,573,146
     zero cpn., 8/01/09 ..................................................................     6,450,000     5,812,160
     zero cpn., 8/01/10 ..................................................................     6,745,000     5,825,184
  California Statewide CDA Revenue,
     COP, CHFCLP Insured Health Facilities, Unihealth, Series A, AMBAC Insured,
      Pre-Refunded, ETM, 5.75%, 10/01/25 .................................................    24,545,000    28,223,805
     COP, ETM, 5.90%, 8/01/21 ............................................................     4,000,000     4,156,920
     COP, Southern California Development Corp., California Mortgage Insured,
      6.10%, 12/01/15 ....................................................................     2,255,000     2,285,848
     Daughters of Charity Health, Refunding, Series A, 5.25%, 7/01/24 ....................     6,000,000     6,361,920
     Daughters of Charity Health, Refunding, Series A, 5.25%, 7/01/30 ....................     5,000,000     5,260,800
     Daughters of Charity Health, Refunding, Series A, 5.25%, 7/01/35 ....................     5,000,000     5,216,750
     Daughters of Charity Health, Refunding, Series A, 5.00%, 7/01/39 ....................    11,000,000    11,249,370
     Daughters of Charity Health, Refunding, Series H, 5.25%, 7/01/25 ....................     4,170,000     4,375,247
     East Campus Apartments LLC, Series A, ACA Insured, 5.50%, 8/01/22 ...................    11,000,000    11,632,390
     East Campus Apartments LLC, Series A, ACA Insured, 5.625%, 8/01/34 ..................    25,000,000    26,425,500
     Health Facility, Adventist Health, Series A, 5.00%, 3/01/30 .........................     6,300,000     6,540,597
     Health Facility, Adventist Health, Series A, 5.00%, 3/01/35 .........................    14,000,000    14,514,780
     Huntington Memorial Hospital, Refunding, 5.00%, 7/01/27 .............................    22,000,000    22,996,600
     Huntington Memorial Hospital, Refunding, 5.00%, 7/01/35 .............................    50,000,000    51,750,500
     Insured Health Facility, Jewish Home, California Mortgage Insured, 5.50%, 11/15/33 ..    20,400,000    21,963,252
     Kaiser Permanente, Series A, 5.50%, 11/01/32 ........................................    27,000,000    28,655,910
     Kaiser Permanente, Series B, 5.00%, 3/01/41 .........................................    75,000,000    77,440,500
     Los Angeles Orthopedic Hospital Foundation, AMBAC Insured, 5.75%, 6/01/30 ...........    10,000,000    10,241,100
     Mission Community, California Mortgage Insured, 5.375%, 11/01/21 ....................     7,670,000     8,126,212
     Mission Community, California Mortgage Insured, 5.375%, 11/01/26 ....................     9,755,000    10,279,917
     Refunding, California Mortgage Insured, 5.50%, 1/01/28 ..............................     3,615,000     3,870,436
     Series B, 5.625%, 8/15/42 ...........................................................    51,000,000    54,466,980
     Stovehaven Apartments Project, Series A, ACA Insured, 5.875%, 7/01/32 ...............     4,945,000     5,328,781
     Sutter Health, Refunding, Series A, 5.00%, 11/15/43 .................................    96,800,000   100,234,464


                                                          Semiannual Report | 27

Franklin California Tax-Free Income Fund

------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL
                                                                                           AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
California Statewide CDA Water and Wastewater Revenue, Pooled Financing Program,
   Series A, FSA Insured, 5.25%, 10/01/24 ............................................   $ 5,000,000   $ 5,441,350
   Series A, FSA Insured, 5.00%, 10/01/29 ............................................     3,000,000     3,155,250
   Series B, FSA Insured, Pre-Refunded, 5.65%, 10/01/26 ..............................     3,485,000     3,767,180
   Series B, FSA Insured, Pre-Refunded, 5.65%, 10/01/26 ..............................     1,515,000     1,621,868
California Statewide CDA,
   COP, California Lutheran Homes, California Mortgage Insured, ETM, 5.75%, 11/15/15 .     5,000,000     5,112,400
   COP, Catholic Healthcare West, 6.50%, 7/01/20 .....................................     2,415,000     2,632,084
   COP, Catholic Healthcare West, Pre-Refunded, 6.50%, 7/01/20 .......................     5,575,000     6,186,689
   COP, Children's Hospital, Los Angeles, 5.25%, 8/15/29 .............................    37,685,000    38,868,686
   COP, Kaiser Permanente, ETM, 5.30%, 12/01/15 ......................................    32,200,000    34,438,222
   COP, MBIA Insured, 5.00%, 4/01/18 .................................................     7,000,000     7,200,200
   COP, MBIA Insured, 5.125%, 4/01/23 ................................................     6,000,000     6,180,660
   COP, Refunding, FSA Insured, 5.50%, 8/15/31 .......................................     9,000,000     9,562,500
   COP, St. Joseph Health System, Refunding, 5.125%, 7/01/17 .........................     5,000,000     5,136,000
   COP, St. Joseph Health System, Refunding, 5.25%, 7/01/21 ..........................    16,250,000    16,691,025
   COP, The Internext Group, 5.375%, 4/01/17 .........................................    10,085,000    10,333,091
   COP, The Internext Group, 5.375%, 4/01/30 .........................................    67,480,000    68,567,778
   MFHR, Borregas Court Project, Series J, GNMA Secured, 6.30%, 3/20/39 ..............     7,288,000     7,784,604
   MFHR, Series E, FNMA Insured, 6.40%, 6/01/28 ......................................     8,000,000     8,101,600
California Valley HFAR, Home Mortgage, MBIA Insured, 5.65%, 2/01/27 ..................     6,380,000     6,509,004
Camarillo Community Development Commission Tax Allocation, Camarillo Corridor Project,
 Refunding, AMBAC Insured, 5.00%, 9/01/36 ............................................     7,800,000     8,135,868
Camarillo COP, Capital Improvement Corp., ETM, 7.625%, 4/01/08 .......................     1,010,000     1,045,350
Campbell Housing Facility Revenue, San Tomas Gardens Project, Series A,
 6.625%, 10/20/34 ....................................................................     5,615,000     5,643,861
Campbell RDA Tax Allocation, Central Campbell Redevelopment Project, Series A, 6.00%,
 10/01/33 ............................................................................     5,000,000     5,473,250
Campbell USD, Series B, FGIC Insured,
   zero con., 8/01/20 ................................................................     5,000,000     2,761,700
   zero cpn., 8/01/21 ................................................................     6,280,000     3,303,720
Capistrano University School CFD Special Tax, Number 90-2 Talega,
   5.875%, 9/01/33 ...................................................................     5,815,000     6,023,003
   6.00%, 9/01/33 ....................................................................     7,100,000     7,404,803
Centinela Valley UHSD, GO, Refunding, Series A, MBIA Insured, 5.50%, 8/01/33 .........    15,630,000    18,880,415
Central California Joint Powers Health Financing Authority COP,
   Community Hospitals of Central California,
    6.00%, 2/01/20 ...................................................................     5,000,000     5,253,000
    5.625%, 2/01/21 ..................................................................     6,750,000     7,027,762
    6.00%, 2/01/30 ...................................................................    34,960,000    36,541,940
    5.75%, 2/01/31 ...................................................................    18,070,000    18,712,388
Cerritos PFAR Tax Allocation, Redevelopment Project, Refunding, Series A,
 AMBAC Insured, 5.00%, 11/01/22 ......................................................     6,675,000     7,306,522
Chaffey UHSD, GO,
   Series B, 5.00%, 8/01/25 ..........................................................     6,510,000     6,795,659
   Series C, FSA Insured, 5.00%, 5/01/27 .............................................     6,980,000     7,346,869
Chula Vista COP, Cops Phase I, MBIA Insured, 5.00%, 3/01/34 ..........................    10,360,000    10,897,891


28 | Semiannual Report

Franklin California Tax-Free Income Fund

---------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL
                                                                                              AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Chula Vista IDR,
   Adjustment, San Diego Gas and Electric Co., Series B, 5.50%, 12/01/21 ................   $14,000,000   $15,259,160
   Daily, San Diego Gas and Electric Co., Series A, 5.30%, 7/01/21 ......................     8,500,000     9,119,990
Claremont RDA Tax Allocation, Consolidated Redevelopment Project, Refunding,
 5.50%, 8/01/23 .........................................................................     4,950,000     5,266,553
Clovis USD, GO, Election of 2004, Series B, MBIA Insured, 5.00%, 8/01/25 ................     4,135,000     4,436,690
Colton Joint USD, GO, Election of 2001, Series B, FGIC Insured, 5.00%, 8/01/27 ..........     7,000,000     7,403,270
Colusa County COP, ABAG Finance Corp., Series B, 7.00%, 2/01/18 .........................     1,480,000     1,483,611
Commerce Joint Powers Financing Authority Lease Revenue, Community Center, Series A,
 Pre-Refunded, 6.25%, 10/01/22 ..........................................................     4,000,000     4,080,000
Commerce Joint Powers Financing Authority Revenue, Redevelopment Projects, Series B,
 Radian Insured, 5.125%, 8/01/35 ........................................................     8,310,000     8,587,138
Compton COP, Civic Center and Capital Improvement, Refunding, Series A, 5.50%, 9/01/15 ..     5,000,000     5,178,950
Compton USD, GO, AMBAC Insured, 5.00%, 6/01/29 ..........................................     5,660,000     5,979,281
Contra Costa Community College District GO, Election of 2002, FGIC Insured,
 5.00%, 8/01/26 .........................................................................    11,700,000    12,264,759
Contra Costa County COP, Merrithew Memorial Hospital Project,
   ETM, zero cpn., 11/01/15 .............................................................     6,810,000     4,817,803
   Refunding, MBIA Insured, 5.50%, 11/01/22 .............................................    11,000,000    11,433,400
Contra Costa Home Mortgage Finance Authority HMR,
   Mandatory Sinking Fund 3/01/08, Pre-Refunded, zero coupon., 9/01/17 ..................     9,635,000     3,167,795
   Mandatory Sinking Fund 9/01/08, Pre-Refunded, zero coupon., 9/01/17 ..................     8,095,000     2,764,928
   Mandatory Sinking Fund 3/01/09, Pre-Refunded, zero coupon., 9/01/17 ..................     8,615,000     3,051,002
   Mandatory Sinking Fund 9/01/09, Pre-Refunded, zero coupon., 9/01/17 ..................     7,135,000     2,624,039
   Mandatory Sinking Fund 3/01/10, Pre-Refunded, zero coupon., 9/01/17 ..................     7,700,000     2,933,854
   Mandatory Sinking Fund 9/01/10, Pre-Refunded, zero coupon., 9/01/17 ..................     6,275,000     2,481,951
   Pre-Refunded, zero coupon., 9/01/17 ..................................................    10,770,000     3,281,296
Contra Costa School Financing Authority Revenue, Antioch USD Community, Series B,
 zero cpn., 9/01/07 .....................................................................       135,000       128,168
Contra Costa Transportation Authority Revenue, Sales Tax, Series A,
   ETM, 6.875%, 3/01/07 .................................................................     4,900,000     4,968,747
   FGIC Insured, ETM, 6.50%, 3/01/09 ....................................................     1,000,000     1,043,700
Corcoran Hospital District Revenue, Series A, California Mortgage Insured, 6.55%, 7/01/12       705,000       705,818
Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ............    15,000,000    17,927,700
Corona-Norco USD, PFA Special Tax Revenue, Series A, 5.40%, 9/01/35 .....................     7,140,000     7,291,439
Coronado CDA Tax Allocation, Coronado Community Development Project, Refunding,
 MBIA Insured, 5.00%, 9/01/34 ...........................................................     6,115,000     6,353,424
CSAC Finance Corp. COP, Sutter County, Health Facilities Program, 7.80%, 1/01/21 ........     2,100,000     2,113,440
Cudahy RDA Tax Allocation, Refunding, Series C, 6.00%, 10/01/27 .........................     6,365,000     6,830,982
Culver City USD, GO, MBIA Insured, Pre-Refunded, 5.75%, 8/01/36 .........................     5,000,000     5,144,400
Delano UHSD, GO,
   Election of 2005, Series A, XLCA Insured, 5.00%, 8/01/31 .............................     5,160,000     5,438,176
   Refunding, Series A, MBIA Insured, 5.15%, 2/01/32 ....................................     8,520,000     9,862,070
Desert Sands USD, GO, Election of 2001, FSA Insured,Pre-Refunded, 5.00%, 6/01/29 ........    16,425,000    17,997,529
Downey USD, GO, Election of 2002, Series C, FSA Insured, 5.00%, 2/01/30 .................     4,860,000     5,130,508


                                                          Semiannual Report | 29

Franklin California Tax-Free Income Fund

--------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
                                                                                             AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Duarte COP, Refunding, Series A, 5.25%,
 4/01/19 ...............................................................................   $ 5,000,000   $ 5,170,450
 4/01/24 ...............................................................................     5,000,000     5,169,250
 4/01/31 ...............................................................................    12,500,000    12,887,125
East Bay MUD Water System Revenue, Sub Series A, MBIA Insured, 5.00%,
 6/01/28 ...............................................................................     7,000,000     7,428,680
 6/01/29 ...............................................................................    27,495,000    29,117,205
 6/01/30 ...............................................................................    15,000,000    15,862,650
 6/01/35 ...............................................................................    21,985,000    23,154,822
East Side UHSD Santa Clara County GO, Series F, FSA Insured, 5.00%, 8/01/35 ............    22,685,000    23,945,152
Eastern Municipal Water District Water and Sewer Revenue COP, Series B, FGIC
Insured, 5.00%, 7/01/30 ................................................................    31,370,000    32,436,894
El Camino Hospital District Revenue, Series A, ETM, 7.25%, 8/15/09 .....................     4,375,000     4,651,763
El Centro Financing Authority Hospital Revenue, El Centro Regional Medical Center
Project,
California Mortgage Insured, 5.25%, 3/01/26 ............................................     8,500,000     8,851,985
El Dorado County Special Tax, CFD No. 1992-1,
 5.875%, 9/01/24 .......................................................................     4,475,000     4,692,217
 6.00%, 9/01/31 ........................................................................     8,850,000     9,309,669
 Refunding, 6.25%, 9/01/29 .............................................................    19,780,000    20,524,717
El Paso de Robles GO, Capital Appreciation, Series A, FGIC Insured, zero cpn.,
 8/01/16 ...............................................................................     2,050,000     1,265,055
 8/01/22 ...............................................................................    11,485,000     4,970,823
 8/01/27 ...............................................................................    11,495,000     3,734,840
El Rancho USD, GO, Election of 2003, Series A, FGIC Insured, 5.00%, 8/01/28 ............     5,635,000     5,916,806
Elk Grove USD, Special Tax, Capital Appreciation, CFD 1, MBIA Insured, zero cpn.,
 12/01/19 ..............................................................................     2,775,000     1,454,378
 12/01/20 ..............................................................................     2,765,000     1,374,482
 12/01/21 ..............................................................................     4,195,000     1,965,861
 12/01/22 ..............................................................................     4,195,000     1,864,090
 12/01/23 ..............................................................................     4,195,000     1,755,104
 12/01/24 ..............................................................................     4,200,000     1,665,804
Emeryville PFAR,
 Housing Increment Loan, 6.20%, 9/01/25 ................................................     3,115,000     3,146,711
 Shellmound Park Redevelopment and Housing Project, Refunding, Series B, MBIA Insured,
   5.00%, 9/01/28 ......................................................................    10,000,000    10,271,600
Florin Resource Conservation District COP, Elk Grove Water Service, Refunding, Series A,
MBIA Insured, 5.00%, 3/01/33 ...........................................................     8,715,000     9,066,650
Fontana RDA Tax Allocation, Jurupa Hills Redevelopment Project, Refunding, Series A,
5.50%, 10/01/27 ........................................................................    12,500,000    12,873,875
Fontana USD, GO, Convertible Capital Appreciation, Series D, FGIC Insured,
5.80%, 5/01/17 .........................................................................     5,000,000     5,364,400
Foothill-De Anza Community College District GO,
 Capital Appreciation, zero cpn., 8/01/27 ..............................................     5,205,000     2,043,639
 MBIA Insured, zero cpn., 8/01/26 ......................................................     5,290,000     2,180,803
Foothill/Eastern Corridor Agency Toll Road Revenue,
 Capital Appreciation, Refunding, zero cpn., 1/15/21 ...................................    51,180,000    22,555,026
 Capital Appreciation, Refunding, zero cpn., 1/15/25 ...................................    57,000,000    19,694,640
 Capital Appreciation, Refunding, zero cpn., 1/15/30 ...................................    98,460,000    25,544,462


30| Semiannual Report

Franklin California Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL
                                                                                           AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Foothill/Eastern Corridor Agency Toll Road Revenue, (continued)
   Capital Appreciation, Refunding, zero cpn., 1/15/31 ..............................   $ 14,635,000   $  3,565,671
   Capital Appreciation, Refunding, zero cpn., 1/15/34 ..............................    100,000,000     20,240,000
   Capital Appreciation, Refunding, zero cpn., 1/15/36 ..............................    182,160,000     32,632,142
   Capital Appreciation, Refunding, zero cpn., 1/15/37 ..............................    170,615,000     28,784,457
   Capital Appreciation, Refunding, zero cpn., 1/15/38 ..............................    160,560,000     25,496,928
   Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.80% thereafter, 1/15/20 .     49,500,000     45,441,000
   Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.85% thereafter, 1/15/23 .     10,000,000      9,094,100
   Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.875% thereafter, 1/15/26      30,000,000     27,199,800
   Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.875% thereafter, 1/15/27      80,835,000     73,289,861
   Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.875% thereafter, 1/15/28      80,500,000     72,986,130
   Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.875% thereafter, 1/15/29     112,230,000    101,754,452
   Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/22 .............     30,835,000     15,954,954
   Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/23 .............      5,765,000      2,852,234
   Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/24 .............     72,045,000     33,846,021
   Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/28 .............      2,000,000        769,120
   cvt. Capital Appreciation, Refunding, zero cpn., 1/15/32 .........................    100,000,000     22,872,000
   cvt. Capital Appreciation, Refunding, zero cpn., 1/15/33 .........................    132,460,000     28,523,936
   cvt. Capital Appreciation, Refunding, zero cpn., 1/15/35 .........................     20,000,000      3,812,600
   cvt. Capital Appreciation, senior lien, Series A, ETM, 7.05%, 1/01/09 ............     10,000,000     10,776,200
   cvt. Capital Appreciation, senior lien, Series A, Pre-Refunded, 7.15%, 1/01/14 ...      5,500,000      6,218,960
   Refunding, 5.75%, 1/15/40 ........................................................    395,510,000    411,729,865
   senior lien, Series A, 5.00%, 1/01/35 ............................................     15,955,000     15,881,926
   senior lien, Series A, ETM, zero cpn., 1/01/25 ...................................     20,660,000      9,273,241
   senior lien, Series A, ETM, zero cpn., 1/01/26 ...................................     23,475,000      9,970,771
   senior lien, Series A, ETM, zero cpn., 1/01/27 ...................................     15,000,000      6,069,750
   senior lien, Series A, ETM, zero cpn., 1/01/29 ...................................     35,310,000     12,924,872
   senior lien, Series A, Pre-Refunded, 7.10%, 1/01/12 ..............................      8,000,000      9,033,600
   senior lien, Series A, Pre-Refunded, 6.50%, 1/01/32 ..............................     95,675,000     96,380,125
   senior lien, Series A, Pre-Refunded, 6.00%, 1/01/34 ..............................    123,695,000    124,459,435
Fortuna and Susanville Cities COP, Series B, 7.375%, 9/01/17 ........................      1,325,000      1,344,676
Fremont GO, Election of 2002, Fire Safety Project, Series B, FGIC Insured, 5.00%,
 8/01/34 ............................................................................      7,235,000      7,597,473
Glendale Community College District GO, FGIC Insured, zero cpn., 8/01/28 ............     15,000,000      5,187,000
Glendale USD, GO, Series G, FSA Insured, 5.00%, 9/01/29 .............................      8,440,000      8,901,668
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
   Asset-Backed, Series A-3, Pre-Refunded, 5.50%, 6/01/33 ...........................     15,000,000     16,654,500
   Asset-Backed, Series A-3, Pre-Refunded, 5.50%, 6/01/43 ...........................     57,000,000     63,287,100
   Asset-Backed, Series B, Pre-Refunded, 5.625%, 6/01/38 ............................    138,000,000    154,234,320
   Enhanced, Asset-Backed, Refunding, Series A, 5.00%, 6/01/45 ......................     20,000,000     20,550,400
   Series 2003 A-1, 6.75%, 6/01/39 ..................................................      5,290,000      5,977,594
Hartnell Community College District GO, Election of 2002, Series A, MBIA Insured,
 Pre-Refunded, 5.00%, 8/01/27 .......................................................      5,020,000      5,467,031
Hawaiian Gardens RDA Tax Allocation, Project No. 1, ETM, 8.00%, 12/01/10 ............      3,660,000      3,982,409
Helix Water District COP, Installment Purchase, Series A, FSA Insured, 5.25%, 4/01/24      8,925,000      9,306,811
Huntington Beach City and School District, Capital Appreciation, Election of 2002,
 Series A, FGIC Insured, zero cpn., 8/01/28 .........................................     10,005,000      3,739,869


                                                          Semiannual Report | 31

Franklin California Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Huntington Beach UHSD, GO, Election of 2004, FSA Insured, 5.00%,
   8/01/27 ................................................................................   $ 3,530,000   $ 3,721,291
   8/01/29 ................................................................................    11,000,000    11,558,580
Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement
 Financing Project, Series B, FSA Insured, ETM, 6.25%, 8/01/11 ............................     5,000,000     5,292,100
Intercommunity Hospital Financing Authority COP, Northbay Healthcare System,
 Refunding, ACA Insured, 5.25%, 11/01/19 ..................................................    10,550,000    10,982,550
Irvine 1915 Act GO,
   AD No. 00-18, Group 4, 5.375%, 9/02/26 .................................................     2,500,000     2,578,600
   AD No. 03-19, Group 2, Refunding, 5.45%, 9/02/23 .......................................     2,000,000     2,063,300
   AD No. 03-19, Group 2, Refunding, 5.50%, 9/02/29 .......................................     4,295,000     4,430,937
Irvine USD Financing Authority Special Tax, Series A,
   5.00%, 9/01/26 .........................................................................     3,000,000     3,046,740
   5.125%, 9/01/36 ........................................................................    11,180,000    11,386,495
Kaweah Delta Health Care District GO, Election of 2003, MBIA Insured, 5.00%, 8/01/34 ......    16,500,000    17,214,945
Kern County Board of Education COP,
   Refunding, Series A, MBIA Insured, 5.20%, 5/01/28 ......................................     3,150,000     3,273,606
   Series A, MBIA Insured, Pre-Refunded, 5.20%, 5/01/28 ...................................     5,535,000     5,792,211
Kern County High School District GO, Election of 2004, Series B, FSA Insured,
 5.00%, 8/01/30 ...........................................................................    13,270,000    14,111,185
Kern High School District GO, Election of 1990, Series E, FGIC Insured, 5.125%, 8/01/33 ...     5,275,000     5,600,837
La Mirada SFMR, MBS, Series A, 7.65%, 4/01/24 .............................................       140,000       161,309
La Palma Community Development Commission Tax Allocation,
 La Palma Community Development Project No. 1, Refunding, 6.10%, 6/01/22 ..................     2,355,000     2,364,326
La Quinta RDA Tax Allocation, Redevelopment Project Area No. 1, AMBAC Insured,
 5.125%, 9/01/32 ..........................................................................    10,825,000    11,388,225
Laguna Beach USD, CFD Special Tax No. 98-1, 5.375%, 9/01/34 ...............................     5,375,000     5,515,664
Lake Elsinore PFA Tax Allocation Revenue,
   Lake Elsinore Redevelopment Projects, Series A, FSA Insured, 5.80%, 9/01/25 ............     6,750,000     6,807,848
   Series A, 5.50%, 9/01/30 ...............................................................    15,550,000    15,988,665
Lancaster RDA, RMR, Los Angeles County, Series A, ETM, 10.125%, 9/01/16 ...................         5,000         7,564
Lemon Grove CDA Tax Allocation, 1998 Refunding, 5.75%, 8/01/28 ............................     8,115,000     8,469,057
Local Medical Facilities Financing Authority COP, Insured California Health Clinic Project,
 California Mortgage Insured, 7.55%, 3/01/20 ..............................................     1,650,000     1,675,724
Local Medical Facilities Financing Authority III COP, Insured California Health Clinic
Project,
 6.90%, 7/01/22 ...........................................................................     1,320,000     1,321,716
Lodi Electric Systems Revenue COP, Capital Appreciation Bond, Series B, MBIA Insured,
 Pre-Refunded, zero cpn., 1/15/19 .........................................................     6,360,000     3,249,133
Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series A,
 5.00%, 12/01/23 ..........................................................................     9,200,000     9,534,604
Long Beach Bond Finance Authority Lease Revenue, Aquarium of The South Pacific,
 Refunding, AMBAC Insured, 5.00%, 11/01/26 ................................................    20,000,000    20,893,000
Long Beach California Board Finance Authority Lease Revenue, Temple and Willow Facility,
 Refunding, Series B, MBIA Insured, 5.00%, 10/01/27 .......................................    14,935,000    15,555,699
Los Angeles Community College District GO,
   Election of 2003, Series E, FSA Insured, 5.00%, 8/01/31 ................................    17,500,000    18,587,625
   Series A, MBIA Insured, Pre-Refunded, 5.00%, 6/01/26 ...................................    69,275,000    73,975,309


32 | Semiannual Report

Franklin California Tax-Free Income Fund

--------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL
                                                                                            AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Los Angeles COP, Department of Public Social Services, Series A, AMBAC Insured, 5.50%,
   8/01/24 ...........................................................................   $  4,000,000   $  4,237,240
   8/01/31 ...........................................................................      5,000,000      5,296,550
Los Angeles County COP,
   Antelope Valley Courthouse, Series A, AMBAC Insured, 5.25%, 11/01/33 ..............      8,000,000      8,443,120
   Insured Health Clinic Program, Refunding, Series F, California Mortgage Insured,
    5.875%, 1/01/21 ..................................................................      7,520,000      7,709,654
   Series 1992, California Mortgage Insured, 6.625%, 7/01/22 .........................        940,000        941,119
Los Angeles County Infrastructure and Economic Development Bank Revenue,
 County Department Public Social Services, AMBAC Insured, 5.00%, 9/01/35 .............      7,765,000      8,125,840
Los Angeles County MTA Sales Tax Revenue, Proposition A,
   first tier, Refunding, Senior Series A, AMBAC Insured, 5.00%, 7/01/26 .............     13,000,000     13,481,130
   first tier, Senior Series A, MBIA Insured, Pre-Refunded, 5.25%, 7/01/27 ...........      7,840,000      8,023,142
   Senior Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/24 ........................      5,000,000      5,376,300
Los Angeles County Public Works Financing Authority Revenue,
 Multiple Capital Facilities Project, Series B, AMBAC Insured, 5.125%, 12/01/29 ......     26,905,000     27,694,662
Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects,
   District No. 14, Sub Series B, FGIC Insured, 5.00%, 10/01/30 ......................      7,000,000      7,388,920
   District No. 14, Sub Series B, FGIC Insured, 5.00%, 10/01/34 ......................     30,820,000     32,438,358
   Series A, MBIA Insured, 5.00%, 10/01/34 ...........................................      7,110,000      7,510,506
Los Angeles County Transportation Commission Lease Revenue, FSA Insured,
 7.375%, 12/15/06 ....................................................................      1,866,000      1,869,210
Los Angeles CRDA Tax Allocation, Series G, ETM, 6.75%, 7/01/10 .......................      8,060,000      8,455,101
Los Angeles CRDA,
   Financing Authority Revenue, Pooled Financing, Beacon Normandie, Series B,
   6.625%, 9/01/14 ...................................................................        770,000        779,148
   MFHR, Angelus Plaza Project, Refunding, Series A, 6.40%, 7/01/23 ..................      5,280,000      5,291,194
Los Angeles Department of Airports Revenue, Ontario International Airport, Series A,
 FGIC Insured, 6.00%, 5/15/26 ........................................................     10,000,000     10,121,600
Los Angeles Department of Water and Power Waterworks Revenue, System, Sub Series A-1,
 AMBAC Insured, 5.00%, 7/01/40 .......................................................     17,000,000     17,951,660
Los Angeles Harbor Department Revenue,
   Refunding, Series A, AMBAC Insured, 5.00%, 8/01/25 ................................     15,000,000     15,591,450
   Series B, 5.375%, 11/01/23 ........................................................      7,460,000      7,544,746
Los Angeles MFR, Housing, Refunding, Senior Series G, FSA Insured, 5.75%, 1/01/24 ....        395,000        395,944
Los Angeles USD,
   COP, Administration Building Project, Series B, AMBAC Insured, 5.00%, 10/01/31 ....     28,210,000     29,126,825
   GO, Election of 2004, Series F, FGIC Insured, 5.00%, 7/01/30 ......................     25,000,000     26,584,000
   GO, Election of 2004, Series G, AMBAC Insured, 5.00%, 7/01/30 .....................     13,815,000     14,690,318
   GO, Election of 2004, Series G, AMBAC Insured, 5.00%, 7/01/31 .....................      6,000,000      6,370,260
   GO, Series A, MBIA Insured, 5.00%, 1/01/28 ........................................    170,250,000    178,592,250
   GO, Series E, AMBAC Insured, 5.00%, 7/01/30 .......................................     50,240,000     53,151,910
   Series B, FGIC Insured, Pre-Refunded, 5.00%, 7/01/23 ..............................      5,000,000      5,181,950
Los Angeles Wastewater System Revenue,
   Refunding, Series A, FGIC Insured, 5.00%, 6/01/32 .................................      6,000,000      6,226,920
   Refunding, Series A, FSA Insured, 4.875%, 6/01/29 .................................     34,335,000     35,465,652
   Refunding, Series A, FSA Insured, 5.00%, 6/01/32 ..................................     17,500,000     18,268,775
   Series A, FGIC Insured, Pre-Refunded, 5.00%, 6/01/28 ..............................      8,245,000      8,534,894


                                                          Semiannual Report | 33

Franklin California Tax-Free Income Fund

---------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
                                                                                              AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Los Angeles Water and Power Revenue,
     Power System, Refunding, Series A, MBIA Insured, 5.00%, 7/01/24 ....................   $ 2,000,000   $ 2,066,020
     Power Systems, Series B, FSA Insured, 5.00%, 7/01/28 ...............................    10,575,000    11,066,526
     Power Systems, Sub Series A-1, FSA Insured, 5.00%, 7/01/35 .........................    35,000,000    36,897,700
     Refunding, Series A, Sub Series A-2, 5.00%, 7/01/30 ................................     7,000,000     7,262,920
     Series A, Sub Series A-2, MBIA Insured, 5.00%, 7/01/23 .............................     6,550,000     6,917,455
  Lynwood PFA Tax Allocation, Project Area A, Refunding, Series A, FSA Insured,
   5.90%, 9/01/28 .......................................................................     6,470,000     6,942,957
  M-S-R Public Power Agency San Juan Project Revenue, Series E, MBIA Insured,
   6.00%, 7/01/22 .......................................................................     6,330,000     6,335,824
  Madera County COP, Valley Children's Hospital, MBIA Insured,
     5.00%, 3/15/23 .....................................................................     8,500,000     8,721,425
     5.75%, 3/15/28 .....................................................................    27,500,000    27,752,725
  Madera USD, COP, 6.50%, 12/01/07 ......................................................       545,000       547,589
b Madera-Chowchilla Power Authority Hydroelectric Revenue, Refunding, 8.00%, 1/01/14 ....     1,770,000     1,778,868
  Manhattan Beach COP, Metlox Public Improvements, 5.00%, 1/01/33 .......................     5,575,000     5,773,916
  Manteca Financing Authority Sewer Revenue, Series A, MBIA Insured, 5.00%, 12/01/33 ....     4,185,000     4,192,282
  Marysville Hospital Revenue, Fremont Rideout Health, Refunding, Series A,
   AMBAC Insured, 5.00%, 1/01/22 ........................................................     5,000,000     5,242,150
  Metropolitan Water District Southern California Waterworks Revenue,
     Series A, FSA Insured, 5.00%, 7/01/35 ..............................................     9,000,000     9,508,230
     Series A, Pre-Refunded, 5.00%, 7/01/26 .............................................    20,790,000    21,391,870
     Series A, Pre-Refunded, 5.00%, 7/01/26 .............................................    17,815,000    18,330,744
     Series A, Pre-Refunded, 5.00%, 7/01/26 .............................................    10,720,000    11,030,344
     Series B1, FGIC Insured, 5.00%, 10/01/33 ...........................................     5,000,000     5,252,500
     Series C, 5.00%, 7/01/37 ...........................................................    22,450,000    22,509,043
  Metropolitan Water District Water Works Revenue, Series C, Pre-Refunded, 5.00%, 7/01/37     4,330,000     4,346,454
  Milpitas RDA Tax Allocation, Redevelopment Project Area No. 1, MBIA Insured, ETM,
     5.40%, 1/15/17 .....................................................................    12,155,000    13,340,112
     5.50%, 1/15/24 .....................................................................    11,790,000    13,441,189
  Milpitas USD, FGIC Insured, Pre-Refunded, 5.875%, 9/01/24 .............................    11,970,000    13,026,951
  Modesto High School District Stanislaus County GO, Capital Appreciation, Series A,
     FGIC Insured, zero cpn.,
     8/01/21 ............................................................................     9,660,000     5,081,836
     8/01/23 ............................................................................    10,815,000     5,157,349
     5/01/27 ............................................................................    12,770,000     5,070,456
  Modesto Irrigation District COP, Refunding and Capital Improvements, Series B,
   5.30%, 7/01/22 .......................................................................     4,180,000     4,182,550
  Modesto PFA Lease Revenue, Capital Improvements and Refinancing Project,
   AMBAC Insured, 5.125%, 9/01/33 .......................................................     5,535,000     5,725,293
  Modesto Schools Infrastructure Financing Agency Special Tax, AMBAC Insured,
   5.20%, 9/01/37 .......................................................................     4,315,000     4,558,021
  Mojave Water Agency COP, Supplemental Water Entitlement, MBIA Insured,
   Pre-Refunded, 5.55%, 9/01/22 .........................................................    10,005,000    10,392,294
  Montebello USD, GO, Election of 2004, MBIA Insured, 5.00%, 8/01/30 ....................     7,150,000     7,540,747
  Moreno Valley Special Tax, Towngate Community Facilities 87-1, Refunding, Series A,
   FSA Insured, 5.875%, 12/01/15 ........................................................     5,440,000     5,460,454


34 | Semiannual Report

Franklin California Tax-Free Income Fund

----------------------------------------------------------------------------------------------------------------------
                                                                                              PRINCIPAL
                                                                                               AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Moreno Valley USD, GO, Election of 2004, Series A, FSA Insured, zero cpn.,
   8/01/27 ...............................................................................   $ 6,315,000   $ 2,479,458
   8/01/28 ...............................................................................     6,625,000     2,476,425
Murrieta COP, Road Improvement Project, 6.00%, 4/01/27 ...................................     8,600,000     8,827,212
Murrieta Valley USD, PFA, Special Tax Revenue, Series A, FGIC Insured, 5.00%, 9/01/37 ....     6,975,000     7,275,343
Napa Housing Facility Revenue, Napa Park Apartments, Series A, GNMA Secured,
 6.35%, 6/20/35 ..........................................................................     5,170,000     5,233,229
Natomas USD, GO, FGIC Insured, 5.00%, 8/01/31 ............................................    16,635,000    17,571,717
Needles PFAR Tax Allocation, Redevelopment Project, Series A, 7.50%, 8/15/22 .............     1,490,000     1,492,593
New Haven USD, GO, Capital Appreciation, Series C, FGIC Insured, zero cpn.,
 8/01/23 .................................................................................    14,700,000     6,197,520
Norco RDA Tax Allocation, Area No. 1, Refunding, MBIA Insured, 5.125%, 3/01/30 ...........     8,515,000     8,904,476
North City West School Facilities Financing Authority Special Tax, CFD No. 1, Series C,
   AMBAC Insured, Pre-Refunded, 5.30%,
    9/01/22 ..............................................................................    10,000,000    10,364,900
    9/01/27 ..............................................................................     9,900,000    10,261,251
Northern California Power Agency Multiple Capital Facilities Revenue, Refunding, Series A,
 AMBAC Insured, 5.00%, 8/01/25 ...........................................................    19,250,000    19,965,330
Northern California Public Power Agency Revenue, Hydroelectric Project No. 1, Refunding,
   Series A, MBIA Insured,
    5.125%, 7/01/23 ......................................................................     7,420,000     7,667,234
    5.00%, 7/01/28 .......................................................................    15,975,000    16,416,549
    5.20%, 7/01/32 .......................................................................    43,675,000    45,065,175
Oakland RDA Tax Allocation, Coliseum Project, Series B-TE, AMBAC Insured, 5.00%,
   9/01/31 ...............................................................................     5,860,000     6,124,755
   9/01/36 ...............................................................................     9,355,000     9,762,410
Oakland Revenue, 1800 Harrison Foundation,
   Series A, AMBAC Insured, Pre-Refunded, 6.00%, 1/01/29 .................................    13,825,000    14,879,018
   Series B, AMBAC Insured, Pre-Refunded, 6.00%, 1/01/29 .................................    13,470,000    14,496,953
Oceanside USD, GO, Election of 2000, Series D, FGIC Insured, 5.00%,
   8/01/29 ...............................................................................     5,755,000     6,074,748
   8/01/33 ...............................................................................     5,590,000     5,870,059
Olivenhain Municipal Water District 1915 Act Special Assessment, AD No. 96-1,
 MBIA Insured, 5.45%, 9/02/27 ............................................................    10,855,000    11,188,031
Orange County Airport Revenue, Refunding, MBIA Insured, 5.625%, 7/01/12 ..................     5,000,000     5,170,900
Orange County CFD Special Tax,
   No. 03-1, Ladera Ranch, Series A, 5.50%, 8/15/24 ......................................     1,100,000     1,147,124
   No. 03-1, Ladera Ranch, Series A, 5.60%, 8/15/28 ......................................     3,250,000     3,396,445
   No. 03-1, Ladera Ranch, Series A, 5.625%, 8/15/34 .....................................     5,000,000     5,301,450
   No. 04-1, Ladera Ranch, Series A, 5.15%, 8/15/29 ......................................     6,405,000     6,541,939
   No. 04-1, Ladera Ranch, Series A, 5.20%, 8/15/34 ......................................    11,000,000    11,260,480
Orange County Water District Revenue, COP, Series B, MBIA Insured, 5.00%,
   8/15/28 ...............................................................................    12,950,000    13,483,151
   8/15/34 ...............................................................................    23,575,000    24,488,767
Oxnard Harbor District Revenue, ACA Insured, 5.60%, 8/01/19 ..............................    10,820,000    11,164,292
Palm Desert Financing Authority Tax Allocation Revenue, Project Area No. 1, MBIA Insured,
 Pre-Refunded, 5.625%, 4/01/23 ...........................................................    13,000,000    13,000,000


                                                          Semiannual Report | 35

Franklin California Tax-Free Income Fund

---------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL
                                                                                              AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Palm Springs COP, Multiple Capital Facilities Project, Refunding, AMBAC Insured,
 5.75%, 4/01/27 .........................................................................   $11,570,000   $11,927,860
Palmdale CRDA Tax Allocation,
   Merged Project, sub. lien, AMBAC Insured, 5.50%, 12/01/29 ............................     3,190,000     3,523,897
   Merged Redevelopment Project, Refunding, MBIA Insured, 5.00%, 9/01/34 ................     6,980,000     7,194,286
   Series A, MBIA Insured, 5.75%, 9/01/27 ...............................................    10,435,000    10,857,409
Pasadena Special Tax, Capital Appreciation, CFD No. 1, Pre-Refunded, zero cpn.,
 12/01/17 ...............................................................................     4,090,000     1,881,032
Peralta Community College District GO, Election of 2000, Series C, MBIA Insured, 5.00%,
   8/01/31 ..............................................................................     4,105,000     4,316,243
   8/01/34 ..............................................................................     6,920,000     7,266,692
Perris PFAR Tax Allocation, Series A, 5.75%, 10/01/31 ...................................     5,000,000     5,352,050
Perris SFMR, Series A, GNMA Secured, ETM, zero cpn., 6/01/23 ............................    19,095,000     8,878,984
Perris Special Tax, CFD No. 91-1, 8.75%, 9/01/21 ........................................     5,395,000     5,465,567
Pittsburg PFA Water Revenue, MBIA Insured, Pre-Refunded, 5.50%, 6/01/27 .................     2,980,000     3,079,145
Pomona RDA Tax Allocation, Southwest Pomona Redevelopment Project, ETM,
 11.45%, 1/01/07 ........................................................................     1,865,000     1,899,969
Port Hueneme RDA Tax Allocation, R-76 Project, Refunding, 6.50%, 5/01/23 ................     2,570,000     2,573,495
Port of Oakland Revenue,
   Series J, MBIA Insured, 5.50%, 11/01/26 ..............................................     7,000,000     7,283,360
   Series L, FGIC Insured, 5.375%, 11/01/27 .............................................     5,000,000     5,331,300
Porterville COP, Infrastructure Financing Project, AMBAC Insured,
   5.00%, 7/01/30 .......................................................................     7,420,000     7,822,312
   5.00%, 7/01/36 .......................................................................     6,535,000     6,861,097
   Pre-Refunded, 5.00%, 7/01/28 .........................................................    10,430,000    10,907,903
Poway COP, Royal Mobile Home Park Project, Refunding, FSA Insured,
   5.875%, 8/01/15 ......................................................................     6,250,000     6,361,438
   6.00%, 8/01/20 .......................................................................     5,400,000     5,498,442
   6.00%, 8/01/28 .......................................................................    15,000,000    15,271,050
Poway USD, GO, MBIA Insured, 5.00%, 8/01/27 .............................................     5,020,000     5,277,175
Rancho Cucamonga RDA Tax Allocation, Rancho Redevelopment Project, Housing Set Aside,
 MBIA Insured, 5.25%, 9/01/21 ...........................................................     8,330,000     8,504,763
Rancho Mirage Joint Powers Financing Authority Revenue, Eisenhower Medical Center,
 5.625%, 7/01/34 ........................................................................    10,000,000    10,953,600
Rancho Water District Financing Authority Revenue, AMBAC Insured, ETM, zero cpn.,
   8/15/16 ..............................................................................     8,605,000     5,878,850
   8/15/17 ..............................................................................    13,605,000     8,847,876
   8/15/18 ..............................................................................    13,605,000     8,454,963
Redding California Electricity System Revenue COP, Series A, FGIC insured, 5.00%, 6/01/35    12,725,000    13,315,694
Redlands USD,
   COP, Series A, FSA Insured, 6.15%, 9/01/11 ...........................................       280,000       282,794
   COP, Series A, FSA Insured, 6.25%, 9/01/27 ...........................................     3,570,000     3,607,057
   GO, Election of 2002, FSA Insured, 5.00%, 7/01/28 ....................................     9,060,000     9,619,183
Redondo Beach PFAR, Wastewater System Financing Project, Series A, MBIA Insured,
 5.00%, 5/01/34 .........................................................................     5,060,000     5,290,078
Rialto COP, FSA Insured, 5.75%, 2/01/22 .................................................     2,715,000     2,788,739
Rialto USD, GO, Series A, FGIC Insured, zero cpn., 6/01/19 ..............................    13,985,000     8,171,715


36 | Semiannual Report

Franklin California Tax-Free Income Fund

----------------------------------------------------------------------------------------------------------------------
                                                                                              PRINCIPAL
                                                                                               AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Richmond Joint Powers Financing Authority Revenue, Lease, Series A, MBIA Insured, 5.00%,
   2/01/26 ...............................................................................   $ 6,500,000   $ 6,742,320
   2/01/31 ...............................................................................     7,000,000     7,190,330
Riverside County Asset Leasing Corp. Leasehold Revenue, Riverside County Hospital Project,
   MBIA Insured, zero cpn., 6/01/23 ......................................................    14,160,000     6,638,066
   MBIA Insured, zero cpn., 6/01/24 ......................................................    13,005,000     5,795,418
   Series A, 6.50%, 6/01/12 ..............................................................    20,125,000    22,195,259
Riverside County COP,
   Capital Improvement, Family Law, Refunding, Series A, FGIC Insured, 5.00%, 11/01/30 ...     9,905,000    10,383,213
   Capital Improvement, Family Law, Refunding, Series A, FGIC Insured, 5.00%, 11/01/36 ...     6,345,000     6,602,988
   Family Law Court Project, MBIA Insured, Pre-Refunded, 5.75%, 11/01/27 .................     5,295,000     5,528,986
   Historic Courthouse, MBIA Insured, Pre-Refunded, 5.875%, 11/01/27 .....................     6,000,000     6,266,460
Riverside County Flood Control and Water Conservation District Elsinore Valley AD,
   Zone 3, 7.875%,
    9/01/07 ..............................................................................       225,000       233,098
    9/01/08 ..............................................................................       240,000       258,010
    9/01/09 ..............................................................................       260,000       288,824
    9/01/10 ..............................................................................       280,000       320,079
    9/01/11 ..............................................................................       305,000       358,073
    9/01/12 ..............................................................................       325,000       389,912
    9/01/13 ..............................................................................       350,000       431,379
    9/01/14 ..............................................................................       380,000       479,264
    9/01/15 ..............................................................................       410,000       525,218
    9/01/16 ..............................................................................       440,000       573,276
    9/01/17 ..............................................................................       475,000       621,110
Riverside County PFA Tax Allocation Revenue, Redevelopment Projects,
   2005, Refunding, Series A, 5.625%, 10/01/33 ...........................................     2,075,000     2,119,550
   2005, Series A, Pre-Refunded, 5.625%, 10/01/33 ........................................     5,915,000     6,033,300
   Series A, Pre-Refunded, 5.625%, 10/01/33 ..............................................     3,235,000     3,299,700
Riverside County PFA, COP,
   5.75%, 5/15/19 ........................................................................     3,500,000     3,657,185
   5.80%, 5/15/29 ........................................................................    14,230,000    14,799,769
Riverside County RDA Tax Allocation, Jurupa Valley Project Area, AMBAC Insured,
   5.00%, 10/01/28 .......................................................................    14,035,000    14,622,786
   5.125%, 10/01/35 ......................................................................    17,035,000    17,823,550
Riverside County SFMR, Capital Appreciation Mortgage,
   Series A, ETM, zero cpn., 9/01/14 .....................................................    20,220,000    15,002,229
   Series A, ETM, zero cpn., 11/01/20 ....................................................    25,055,000    13,119,299
   Series B, ETM, zero cpn., 6/01/23 .....................................................    26,160,000    12,164,138
Rocklin USD, GO,
   Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/08 ......................     3,660,000     3,421,661
   Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/09 ......................     4,100,000     3,697,995
   Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/10 ......................     4,595,000     3,996,915
   Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/11 ......................     5,145,000     4,303,895
   Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/12 ......................     5,760,000     4,624,762
Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/16 .........................    33,960,000    22,781,726
Election of 2002, FGIC Insured, zero cpn., 8/01/25 .......................................     8,160,000     3,530,750


                                                          Semiannual Report | 37

Franklin California Tax-Free Income Fund

----------------------------------------------------------------------------------------------------------------------
                                                                                              PRINCIPAL
                                                                                               AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Rocklin USD, GO, (continued)
   Election of 2002, FGIC Insured, zero cpn., 8/01/26 ....................................   $ 8,695,000   $ 3,584,514
   Election of 2002, FGIC Insured, zero cpn., 8/01/27 ....................................     9,080,000     3,565,080
   Election of 2002, FGIC Insured, zero cpn., 8/01/28 ....................................    16,615,000     6,210,687
Roseville 1915 Act, North Roseville Rocklin District No. 88-3, Refunding, 8.25%,
   9/02/07 ...............................................................................       125,000       129,905
   9/02/08 ...............................................................................       130,000       133,319
   9/02/09 ...............................................................................       110,000       113,003
Roseville City School District GO, Capital Appreciation, Series A, zero cpn.,
   8/01/11 ...............................................................................     3,115,000     2,595,169
   8/01/17 ...............................................................................    30,770,000    17,958,910
Roseville Electric System Revenue COP, FSA Insured, 5.00%,
   2/01/29 ...............................................................................    10,000,000    10,512,300
   2/01/34 ...............................................................................    17,000,000    17,805,290
Roseville Joint UHSD,
   Capital Appreciation, Series A, zero cpn., 8/01/10 ....................................     1,820,000     1,578,905
   Capital Appreciation, Series A, zero cpn., 8/01/11 ....................................     1,965,000     1,640,972
   Capital Appreciation, Series A, zero cpn., 8/01/17 ....................................    18,155,000    10,585,091
   GO, Election of 2004, Series B, FGIC Insured, 5.00%, 8/01/30 ..........................     8,375,000     8,801,287
Sacramento City Financing Authority Revenue,
   Capital Improvement, AMBAC Insured, 5.00%, 12/01/33 ...................................     7,520,000     7,845,691
   Capital Improvement, Community Reinsurance Capital Program, Series A, AMBAC Insured,
    5.00%, 12/01/31 ......................................................................    16,915,000    17,851,753
   Capital Improvement, Community Reinsurance Capital Program, Series A, AMBAC Insured,
    5.00%, 12/01/36 ......................................................................    10,000,000    10,537,000
   Capital Improvement, Pre-Refunded, 5.625%, 6/01/30 ....................................     6,000,000     6,499,680
   Capital Improvement, Series A, AMBAC Insured, 5.00%, 12/01/32 .........................    26,250,000    27,308,925
   Series 1991, 6.70%, 11/01/11 ..........................................................       920,000       921,343
Sacramento City USD, GO, Election of 1999, Series B, FGIC Insured, 5.00%, 7/01/30 ........     5,250,000     5,475,593
Sacramento County Sanitation District Financing Authority Revenue,
   AMBAC Insured, Pre-Refunded, 5.625%, 12/01/30 .........................................     5,000,000     5,463,100
   Sacramento Regional County Sanitation, FGIC Insured, 5.00%, 12/01/36 ..................    18,500,000    19,603,710
   Sacramento Regional County Sanitation, Series A, AMBAC Insured, 5.00%, 12/01/35 .......    40,000,000    42,076,000
   Sanitation District 1, MBIA Insured, 5.00%, 8/01/30 ...................................     8,000,000     8,467,440
   Sanitation District 1, MBIA Insured, 5.00%, 8/01/35 ...................................    10,000,000    10,546,500
Sacramento MUD Electric Revenue,
   Refunding, Series T, FGIC Insured, 5.00%, 5/15/30 .....................................     9,095,000     9,564,575
   Sacramento MUD, Series R, MBIA Insured, 5.00%, 8/15/33 ................................     4,500,000     4,688,010
   Series N, MBIA Insured, 5.00%, 8/15/28 ................................................    63,500,000    66,135,885
   Sacramento MUD, Electric Revenue, sub. lien, Refunding, 8.00%, 11/15/10 ...............    16,110,000    16,142,703
Sacramento USD, COP, Refunding, MBIA Insured, 5.00%, 3/01/31 .............................     6,000,000     6,210,660
Saddleback Valley USD, GO, FSA Insured, 5.00%,
   8/01/27 ...............................................................................     4,680,000     4,949,615
   8/01/29 ...............................................................................     4,335,000     4,569,914
Salida Area Public Facilities Financing Agency CFD, Special Tax, No. 1988-1, Refunding,
   FSA Insured, 5.25%, 9/01/28 ...........................................................     6,800,000     7,033,308


38 | Semiannual Report

Franklin California Tax-Free Income Fund

--------------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL
                                                                                                  AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
San Bernardino County COP, Medical Center Financing Project,
   Refunding, 5.00%, 8/01/26 ...............................................................   $ 13,045,000   $ 13,068,090
   Series A, MBIA Insured, 5.50%, 8/01/22 ..................................................     40,830,000     41,259,940
San Bernardino County Housing Authority MFMR,
   Sequoia Plaza Mobil Home, GNMA Secured, 6.75%, 4/20/41 ..................................      6,920,000      7,677,602
   Series A, GNMA Secured, 6.70%, 3/20/43 ..................................................      3,345,000      3,775,134
San Bernardino Joint Powers Financing Authority Lease Revenue, City Hall Project, Refunding,
 MBIA Insured, 5.70%, 1/01/23 ..............................................................      6,315,000      6,474,012
San Carlos School District GO, Election of 2005, Series A, MBIA Insured, 5.00%,
   10/01/26 ................................................................................      5,070,000      5,415,267
   10/01/30 ................................................................................      8,820,000      9,353,963
San Diego County COP, MBIA Insured, 5.00%, 8/15/28 .........................................     24,000,000     24,763,440
San Diego County Water Authority Water Revenue COP, Series A,
   FSA Insured, 5.00%, 5/01/34 .............................................................    106,705,000    111,933,545
   MBIA Insured, 5.00%, 5/01/25 ............................................................     12,440,000     13,086,507
San Diego Public Facilities Financing Authority Sewer Revenue,
   Series A, FGIC Insured, 5.25%, 5/15/27 ..................................................     21,750,000     22,191,307
   Series B, FGIC Insured, 5.25%, 5/15/22 ..................................................      5,200,000      5,306,444
San Diego Public Facilities Financing Authority Water Revenue,
   MBIA Insured, 5.00%, 8/01/26 ............................................................     12,210,000     12,760,671
   Subordinated, Refunding, MBIA Insured, 5.00%, 8/01/32 ...................................     20,000,000     20,765,600
San Diego RDA Tax Allocation, Horton Project, Refunding, Series A, FSA Insured,
 6.00%, 11/01/15 ...........................................................................      5,000,000      5,108,850
San Diego USD, GO,
   Capital Appreciation Bond, Series A, FGIC Insured, zero cpn., 7/01/21 ...................     12,160,000      6,374,029
   Capital Appreciation Bond, Series A, FGIC Insured, zero cpn., 7/01/22 ...................      8,440,000      4,208,353
   Capital Appreciation Bond, Series A, FGIC Insured, zero cpn., 7/01/23 ...................     11,120,000      5,278,886
   Election of 1998, Series B, MBIA Insured, 5.00%, 7/01/25 ................................      6,975,000      7,333,585
   Election of 1998, Series D, FGIC Insured, 5.00%, 7/01/27 ................................     16,000,000     17,143,200
   Election of 1998, Series E, FSA Insured, 5.00%, 7/01/28 .................................     10,000,000     10,806,000
   Series C, FSA Insured, 5.00%, 7/01/26 ...................................................      6,490,000      7,003,878
San Francisco BART District Sales Tax Revenue,
   FGIC Insured, Pre-Refunded, 5.50%, 7/01/34 ..............................................     11,790,000     12,533,359
   FSA Insured, 5.00%, 7/01/36 .............................................................      6,760,000      7,088,806
   Refunding, Series A, MBIA Insured, 5.00%, 7/01/30 .......................................     20,000,000     21,159,200
San Francisco City and County Airports Commission Airport Revenue, Refunding, Series 28B,
 MBIA Insured, 5.00%, 5/01/27 ..............................................................      5,050,000      5,279,422
San Francisco City and County Airports Commission International Airport Revenue,
   Issue 16A, Second Series, FSA Insured, 5.125%, 5/01/23 ..................................     24,635,000     25,307,535
   Refunding, Second Series 28A, MBIA Insured, 5.125%, 5/01/32 .............................     26,290,000     27,301,376
   Second Series, Issue 23B, FGIC Insured, 5.125%, 5/01/30 .................................     10,000,000     10,387,600
San Francisco City and County COP, 30 Van Ness Avenue Property, Series A, MBIA Insured,
 5.00%, 9/01/31 ............................................................................      5,805,000      6,011,194
San Francisco City and County RDA,
   Hotel Tax Revenue, FSA Insured, 6.75%, 7/01/25 ..........................................        315,000        315,391
   Lease Revenue, George R. Moscone Center, Capital Appreciation, zero cpn.,
    7/01/07 ................................................................................      4,570,000      4,451,317


                                                          Semiannual Report | 39

Franklin California Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL
                                                                                               AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
San Francisco City and County RDA, (continued)
 Lease Revenue, George R. Moscone Center, Capital Appreciation, zero cpn.,
   7/01/08 ..............................................................................   $  7,785,000   $  7,292,209
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
 Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07, 5.60% thereafter,
   1/15/16 ..............................................................................     19,500,000     19,536,855
 Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07, 5.65% thereafter,
   1/15/17 ..............................................................................     17,000,000     17,053,040
 Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07, 5.70% thereafter,
   1/15/19 ..............................................................................     57,000,000     56,957,820
 Convertible Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07,
   5.75% thereafter, 1/15/23 ............................................................     80,000,000     79,573,600
 Convertible Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07,
   5.75% thereafter, 1/15/24 ............................................................     80,000,000     79,186,400
 Refunding, Series A, 5.50%, 1/15/28 ....................................................    247,300,000    248,642,839
 Refunding, Series A, MBIA Insured, 5.375%, 1/15/29 .....................................     85,500,000     87,636,645
 Refunding, Series A, MBIA Insured, 5.25%, 1/15/30 ......................................     21,200,000     21,716,220
 senior lien, 5.00%, 1/01/33 ............................................................     82,040,000     81,205,653
 senior lien, ETM, zero cpn., 1/01/25 ...................................................      5,700,000      2,549,325
 senior lien, ETM, zero cpn., 1/01/28 ...................................................     33,545,000     12,819,893
 senior lien, ETM, zero cpn., 1/01/29 ...................................................     37,050,000     13,415,434
 senior lien, Pre-Refunded, 7.50%, 1/01/09 ..............................................     21,585,000     23,067,242
 senior lien, Pre-Refunded, 7.55%, 1/01/10 ..............................................     10,745,000     11,489,306
 senior lien, Pre-Refunded, 7.60%, 1/01/11 ..............................................     20,935,000     22,397,728
 senior lien, Pre-Refunded, 7.65%, 1/01/12 ..............................................     25,215,000     26,991,901
 senior lien, Pre-Refunded, 7.65%, 1/01/13 ..............................................     27,350,000     29,277,354
 senior lien, Pre-Refunded, 7.70%, 1/01/14 ..............................................      7,470,000      8,000,968
 senior lien, Pre-Refunded, 7.70%, 1/01/15 ..............................................     60,155,000     64,430,817
 senior lien, Refunding, Series A, zero cpn., 1/15/18 ...................................     60,000,000     59,913,000
 senior lien, Refunding, Series A, zero cpn., 1/15/20 ...................................     80,000,000     79,782,400
 senior lien, Refunding, Series A, zero cpn., 1/15/22 ...................................     90,000,000     89,667,900
San Jose Airport Revenue,
 Refunding, Series A, FGIC Insured, 5.00%, 3/01/31 ......................................     11,000,000     11,274,670
 Series D, MBIA Insured, 5.00%, 3/01/28 .................................................     10,000,000     10,504,400
San Jose Financing Authority Lease Revenue,
 Civic Center Project, Series B, AMBAC Insured, 5.00%, 6/01/27 ..........................     46,400,000     48,178,512
 Refunding, Series F, MBIA Insured, 5.00%, 9/01/21 ......................................     14,045,000     14,620,283
 Refunding, Series F, MBIA Insured, 5.00%, 9/01/22 ......................................     14,730,000     15,306,827
San Jose Financing Authority Revenue, Fourth and San Fernando Parking Facility, Series A,
AMBAC Insured, 5.00%, 9/01/24 ...........................................................      5,000,000      5,193,550
San Jose GO,
 Libraries and Parks, MBIA Insured, 5.00%, 9/01/36 ......................................     35,150,000     37,262,515
 Libraries Parks and Public Safety Projects, 5.00%, 9/01/28 .............................     11,600,000     12,111,560
 Libraries Parks and Public Safety Projects, MBIA Insured, 5.00%, 9/01/34 ...............     15,820,000     16,532,849
San Jose RDA Tax Allocation,
 Housing Set-Aside Merged Area, Series E, MBIA Insured, 5.85%, 8/01/27 ..................      7,325,000      7,597,783
 Merged Area Redevelopment Project, 5.25%, 8/01/29 ......................................      9,860,000     10,141,010
 Merged Area Redevelopment Project, AMBAC Insured, 5.00%, 8/01/31 .......................      2,000,000      2,046,360


40| Semiannual Report

Franklin California Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
                                                                                            AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
San Jose RDA Tax Allocation, (continued)
   Merged Area Redevelopment Project, MBIA Insured, 5.00%, 8/01/21 ....................   $35,235,000   $35,250,503
   Merged Area Redevelopment Project, MBIA Insured, Pre-Refunded, 5.625%, 8/01/28 .....    22,105,000    22,936,148
   Merged Area Redevelopment Project, Refunding, MBIA Insured, 5.625%, 8/01/28 ........     2,030,000     2,104,623
San Jose RDA, MFHR, Miraido Village, Series A, GNMA Secured, 5.75%, 7/20/38 ...........     7,110,000     7,269,193
San Jose USD Santa Clara County GO, Series A, FSA Insured, 5.00%,
   8/01/24 ............................................................................     9,200,000     9,639,208
   8/01/27 ............................................................................     9,150,000     9,557,907
San Jose USD, COP, Refunding, FSA Insured, zero cpn.,
   1/01/27 ............................................................................     7,105,000     2,863,670
   1/01/29 ............................................................................     7,105,000     2,589,417
San Juan Basin Authority Lease Revenue, AMBAC Insured, 5.00%, 12/01/34 ................     4,000,000     4,141,120
San Juan USD, GO, Election of 1998, Series B, MBIA Insured, zero cpn.,
   8/01/26 ............................................................................    15,825,000     6,066,989
   8/01/27 ............................................................................    18,605,000     7,379,673
   8/01/28 ............................................................................    19,470,000     7,355,961
San Marcos PFAR, Series A, ETM, 6.25%, 9/02/22 ........................................    15,000,000    18,317,700
San Marcos Public Facilities Authority Revenue,
   Refunding, 5.80%, 9/01/18 ..........................................................     4,745,000     4,959,379
   Senior Tax Increment Project Area 3, Series A, MBIA Insured, Pre-Refunded,
    5.75%, 10/01/29 ...................................................................     5,340,000     5,889,593
   Senior Tax Increment Project Area 3, Series A, MBIA Insured, Pre-Refunded,
    5.80%, 10/01/30 ...................................................................     8,035,000     8,822,992
San Marcos USD, School Facilities ID No. 1, AMBAC Insured, Pre-Refunded,
 5.80%, 11/01/14 ......................................................................     5,000,000     5,108,800
San Mateo County Joint Powers Authority Lease Revenue, Capital Projects, Refunding,
 Series A, FSA Insured, 5.00%, 7/15/29 ................................................    13,000,000    13,392,210
San Mateo County Transit District Sales Tax Revenue, Refunding, Series A, MBIA Insured,
 5.00%, 6/01/32 .......................................................................    15,000,000    15,818,100
San Mateo Flood Control District COP, Colma Creek Flood Control Zone, AMBAC Insured,
 5.00%, 8/01/39 .......................................................................     6,555,000     6,834,636
San Mateo RDA Tax Allocation,
   5.60%, 8/01/25 .....................................................................    10,185,000    10,760,249
   Merged Area, Series A, Pre-Refunded, 5.70%, 8/01/27 ................................     6,330,000     6,569,211
San Mateo UHSD, GO,
   Capital Appreciation, Election of 2000, Series B, FGIC Insured, zero cpn.,
   9/01/22 ............................................................................     5,000,000     2,494,150
   Election of 2000, Series A, FGIC Insured, Pre-Refunded, 5.00%, 9/01/25 .............    13,865,000    14,820,853
San Pablo RDA Tax Allocation, Merged Project Area, FGIC Insured, 6.25%, 12/01/19 ......     1,655,000     1,661,570
San Ramon PFA Tax Allocation Revenue, MBIA Insured, 5.30%, 2/01/28 ....................    18,360,000    19,087,607
San Ramon Valley Fire Protection District COP, XLCA Insured, 5.00%, 8/01/36 ...........     5,655,000     5,922,934
San Ramon Valley USD, GO, Election of 2002,
   FSA Insured, 5.00%, 8/01/26 ........................................................    12,800,000    13,554,944
   FSA Insured, 5.40%, 3/01/28 ........................................................    27,410,000    29,937,202
   FSA Insured, 5.00%, 8/01/29 ........................................................    16,505,000    17,399,406
   MBIA Insured, 5.00%, 8/01/25 .......................................................    14,215,000    15,252,126
   MBIA Insured, 5.00%, 8/01/28 .......................................................    14,770,000    15,777,314
   MBIA Insured, 5.00%, 8/01/31 .......................................................    14,795,000    15,714,509


                                                          Semiannual Report | 41

Franklin California Tax-Free Income Fund

--------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL
                                                                                            AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Sanger USD, GO, Election of 2006, Series A, FSA Insured, 5.00%, 8/01/27 ............   $  6,000,000   $  6,455,040
b Santa Barbara Housing Authority Revenue, Refunding and Acquisition, 6.25%, 11/15/20       4,990,000      4,929,821
  Santa Clara Electric Revenue, Sub Series A, MBIA Insured, 5.00%, 7/01/25 ...........      5,470,000      5,743,938
  Santa Clara Housing Authority MFHR,
        Arastradero Park Apartments Project, Series A, GNMA Secured, 6.65%, 5/20/35 ..      6,395,000      6,443,410
          Elena Gardens Apartments Project, Series A, GNMA Secured, 6.40%, 6/20/35 ...      5,560,000      5,574,067
     Sierra Vista I Apartments Project, Series A, GNMA Secured, 6.65%, 6/20/35 .......      3,820,000      3,849,605
  Santa Clara USD, COP, 5.375%, 7/01/31 ..............................................      7,575,000      8,025,788
  Santa Cruz City Elementary School District GO, MBIA Insured, 5.00%, 8/01/29 ........      5,625,000      5,962,163
  Santa Cruz City High School District GO, MBIA Insured, 5.00%, 8/01/29 ..............     11,535,000     12,226,408
  Santa Margarita Water District Special Tax, Community Facilities District No. 99-1,
   6.00%, 9/01/30 ....................................................................      9,000,000      9,541,350
  Santa Maria Bonita School District COP, MBIA Insured, 7.00%, 3/01/16 ...............        480,000        486,422
  Santa Maria Water and Wastewater Revenue, COP, Series A, AMBAC Insured,
   5.55%, 8/01/27 ....................................................................     21,000,000     22,979,460
  Santa Monica RDA Tax Allocation, Earthquake Recovery Redevelopment Project,
   AMBAC Insured, Pre-Refunded, 6.00%, 7/01/29 .......................................     13,110,000     14,106,622
  Saugus USD, GO, Series B, FSA Insured, Pre-Refunded, 5.00%, 8/01/29 ................      5,000,000      5,525,000
  Shafter Joint Powers Financing Authority Lease Revenue,
     Community Correctional Facility Project, Series A,
      5.95%, 1/01/11 .................................................................      1,880,000      1,909,478
      6.05%, 1/01/17 .................................................................      5,135,000      5,216,492
  Simi Valley USD, GO, Election 2004, Series A, MBIA Insured, 5.00%, 8/01/26 .........      6,000,000      6,353,880
  Snowline Joint USD, CFD Special Tax, No. 2002-1, Series A,
     5.30%, 9/01/29 ..................................................................      1,615,000      1,665,663
     5.40%, 9/01/34 ..................................................................      2,000,000      2,063,280
  Solano County COP, GO, MBIA Insured, 5.00%, 11/01/32 ...............................     24,665,000     25,525,315
  Sonoma County Water Agency Water Revenue, Series A, FSA Insured, 5.00%, 7/01/36 ....      5,600,000      5,928,160
  South Gate Utility Authority Revenue, Water and Sewer Systems Project, FGIC Insured,
   5.00%, 10/01/32 ...................................................................      6,475,000      6,710,561
  Southern California Public Power Authority Power Project Revenue,
     6.75%, 7/01/13 ..................................................................     10,000,000     11,680,900
     Series A, AMBAC Insured, ETM, zero cpn., 7/01/11 ................................     12,000,000     10,104,000
     Series A, AMBAC Insured, ETM, zero cpn., 7/01/12 ................................     16,890,000     13,653,031
     Series A, AMBAC Insured, ETM, zero cpn., 7/01/13 ................................     16,000,000     12,438,400
  Southern California Public Power Authority Project Revenue, Magnolia Power Project,
   Series A, AMBAC Insured, 5.00%, 7/01/36 ...........................................     15,800,000     16,469,446
  Southern California Public Power Authority Transmission Project Revenue,
   Southern Transmission Project, 6.125%, 7/01/18 ....................................      1,135,000      1,136,112
  Standard Elementary School District GO, Election of 2006, Series A, AMBAC Insured,
   5.00%, 11/01/30 ...................................................................      5,000,000      5,304,600
  Stockton COP, Essential Services Building Parking Facility, Pre-Refunded,
     5.875%, 8/01/23 .................................................................      2,295,000      2,463,017
     6.00%, 8/01/31 ..................................................................      6,585,000      7,089,016
  Stockton East Water District COP, 1990 Project, Series B, zero cpn., 4/01/16 .......    103,885,000     66,409,525
  Stockton Port District Port Facilities Revenue, Refunding and Improvement, Series A,
   FSA Insured, 5.95%, 7/01/17 .......................................................      5,095,000      5,289,578


42 | Semiannual Report

Franklin California Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL
                                                                                               AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Stockton Revenue COP, Wastewater System Project, Refunding, Series A, MBIA Insured,
 5.20%, 9/01/29 .........................................................................   $ 19,160,000   $ 20,030,630
Stockton Revenue, O'Connor Woods Housing Corp., Series A, 6.35%, 11/01/31 ...............      9,110,000      9,645,759
Stockton USD, GO,
   Election of 2000, Series 2004, MBIA Insured, 5.00%, 1/01/27 ..........................      5,030,000      5,268,321
   MBIA Insured, 5.00%, 1/01/28 .........................................................      5,335,000      5,581,797
Suisun City PFA Tax Allocation Revenue, Capital Appreciation Redevelopment Project,
 Series A, zero cpn., 10/01/28 ..........................................................     17,855,000      5,975,354
Sweetwater UHSD, COP, FSA Insured, 5.00%, 9/01/27 .......................................      7,840,000      8,215,066
Tahoe Forest Hospital District Revenue, Series A,
   5.90%, 7/01/29 .......................................................................      1,635,000      1,716,423
   Pre-Refunded, 5.90%, 7/01/29 .........................................................      6,355,000      6,870,835
Thousand Oaks RDA, MFR, The Shadows Apartments, Refunding, Series A, FNMA Insured,
 5.75%, 11/01/27 ........................................................................      7,170,000      7,387,179
Thousand Oaks SFHMR, Capital Appreciation, Series A, GNMA Secured, zero cpn.,
 9/01/23 ................................................................................         16,000         55,977
Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
 Asset-Backed Bonds, Series B, Pre-Refunded, 5.00%, 6/01/28 .............................     17,390,000     18,493,743
Tobacco Securitization Authority Southern California Tobacco Settlement Revenue,
   Asset-Backed Bonds,
    Senior Series A, Pre-Refunded, 5.50%, 6/01/36 .......................................     80,500,000     88,522,630
    Senior Series A, Pre-Refunded, 5.625%, 6/01/43 ......................................    123,165,000    136,221,722
    Sub Series B, Pre-Refunded, 6.00%, 6/01/43 ..........................................     48,435,000     54,493,734
Tobacco Securitization Authority Tobacco Settlement Revenue, Series A, Pre-Refunded,
   5.25%, 6/01/31 .......................................................................      6,800,000      7,304,084
   5.375%, 6/01/41 ......................................................................     30,250,000     32,653,665
Torrance Hospital Revenue, Torrance Memorial Medical Center, Series A, 5.50%, 6/01/31 ...      4,385,000      4,616,002
Trabuco Canyon PFA, Special Tax Revenue, Refunding,
   Series A, FSA Insured, 6.00%, 10/01/10 ...............................................     13,775,000     14,568,853
   Series A, FSA Insured, 6.10%, 10/01/15 ...............................................     13,220,000     14,962,264
   Series C, FSA Insured, 6.00%, 7/01/12 ................................................      3,040,000      3,248,787
   Series C, FSA Insured, 6.10%, 7/01/19 ................................................      5,215,000      6,213,099
Tracy COP, I-205 Corridor Improvement and Refinancing Project, AMBAC Insured,
 5.125%, 10/01/27 .......................................................................      5,000,000      5,229,500
Tri-City Hospital District Revenue, Refunding, Series A, MBIA Insured, 5.625%, 2/15/17 ..      5,000,000      5,084,300
Tulare Local Health Care District Health Facilities Revenue, California Mortgage Insured,
 5.20%, 12/01/21 ........................................................................      4,455,000      4,597,204
Tustin CFD Special Tax, No. 04-01, John Lang Homes,
   5.375%, 9/01/29 ......................................................................      1,000,000      1,017,660
   5.50%, 9/01/34 .......................................................................      1,500,000      1,531,320
Tustin USD, Special Tax, CFD No. 97-1, Pre-Refunded, 6.375%, 9/01/35 ....................      8,645,000      9,279,802
Union City CRDA Tax Allocation Revenue, Community Redevelopment Project,
 AMBAC Insured, 5.75%, 10/01/33 .........................................................      4,910,000      5,347,360
University of California Hospital Revenue, UCLA Medical Center, Series A,
 AMBAC Insured, 5.00%, 5/15/34 ..........................................................     10,000,000     10,433,900
University of California Revenues,
   Limited Project, Series B, FSA Insured, 5.00%, 5/15/33 ...............................     15,000,000     15,734,550
   Multi Purpose Projects, Series O, FGIC Insured, 5.00%, 9/01/23 .......................      9,200,000      9,628,720


                                                          Semiannual Report | 43

Franklin California Tax-Free Income Fund

----------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL
                                                                                           AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
University of California Revenues, (continued)
   Multi Purpose Projects, Series O, FGIC Insured, 5.00%, 9/01/26 ....................   $13,430,000   $    14,021,054
   Research Facilities, Series E, AMBAC Insured, 5.00%, 9/01/31 ......................     5,000,000         5,177,600
   Series O, FGIC Insured, 5.25%, 9/01/34 ............................................    61,235,000        64,912,162
Upland COP,
   Refunding, 5.50%, 1/01/07 .........................................................       435,000           437,075
   San Antonio Community Hospital, Refunding, 5.70%, 1/01/11 .........................    11,210,000        11,759,850
Vacaville PFAR, Local Agency, 8.65%, 9/02/18 .........................................     4,620,000         4,453,865
Vallejo PFA Local Agency Revenue, Hiddenbrooke Improvement District,
 Series A, 5.80%, 9/01/31 ............................................................     4,785,000         4,925,105
Vallejo RDA Tax Allocation, Waterfront Redevelopment Project, 7.90%, 5/01/19 .........     2,190,000         2,195,234
Vista Community Development Commission Tax Allocation Revenue,
 Vista Redevelopment Project Area, 5.875%, 9/01/37 ...................................     5,000,000         5,253,650
Vista USD, GO, Series B, FGIC Insured, 5.00%, 8/01/28 ................................     6,000,000         6,300,060
Washington Township Hospital District Revenue,
   AMBAC Insured, 5.25%, 7/01/23 .....................................................     5,000,000         5,002,900
   Health Care District Revenue, 5.25%, 7/01/29 ......................................     6,500,000         6,681,480
West Basin Municipal Water District Revenue COP, 1992 Project, Refunding, Series A,
 AMBAC Insured, 5.50%, 8/01/22 .......................................................     4,000,000         4,102,480
West Contra Costa USD, GO,
   Election of 2002, Series C, FGIC Insured, 5.00%, 8/01/34 ..........................    11,605,000        12,147,070
   Series A, FSA Insured, 5.00%, 8/01/35 .............................................    32,000,000        33,628,800
West Covina PFA Lease Revenue,
   Big League Dreams Project, Series A, 5.00%, 6/01/36 ...............................     5,045,000         5,200,638
   Big League Dreams Projects, Series A, 5.00%, 6/01/30 ..............................     4,200,000         4,346,118
West Hollywood COP, Refunding, MBIA Insured, 5.00%, 2/01/25 ..........................     6,250,000         6,453,063
West Sacramento Financing Authority Special Tax Revenue, Series A, XLCA Insured,
 5.00%, 9/01/34 ......................................................................     5,000,000         5,438,500
Westlands Water District Revenue COP, MBIA Insured, 5.00%,
   9/01/26 ...........................................................................    13,150,000        13,766,603
   9/01/34 ...........................................................................    13,500,000        14,026,365
Whittier Health Facility Revenue, Presbyterian Intercommunity Hospital,
   5.60%, 6/01/22 ....................................................................    14,285,000        15,011,535
   5.75%, 6/01/31 ....................................................................    28,000,000        29,702,120
William S. Hart UHSD, GO, Series A, MBIA Insured, 5.00%, 9/01/27 .....................     8,685,000         9,134,796
Yucaipa Valley Water District Water System Revenue COP, Series A, MBIA Insured, 5.00%,
   9/01/29 ...........................................................................    10,100,000        10,617,726
   9/01/34 ...........................................................................    12,765,000        13,366,870
                                                                                                       ---------------

TOTAL CALIFORNIA (COST $11,475,168,918) ..............................................                  12,233,655,273
                                                                                                       ---------------


44 | Semiannual Report

Franklin California Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
                                                                                             AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
U. S. TERRITORIES 7.9%
PUERTO RICO 7.8%
Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
    Refunding,
    5.50%, 5/15/39 ....................................................................   $  7,210,000   $    7,473,309
    5.625%, 5/15/43 ...................................................................     25,500,000       26,523,060
Puerto Rico Commonwealth GO, Public Improvement,
   Refunding, Series B, 5.25%, 7/01/32 ................................................     20,000,000       21,317,400
   Refunding, Series B, 5.00%, 7/01/35 ................................................     35,000,000       36,281,700
   Series A, 5.125%, 7/01/31 ..........................................................     95,185,000       97,897,773
   Series A, Pre-Refunded, 5.00%, 7/01/27 .............................................     26,750,000       28,761,600
   Series A, Pre-Refunded, 5.125%, 7/01/31 ............................................     47,740,000       51,078,458
Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
 Series Y, 5.00%, 7/01/36 .............................................................     63,000,000       65,307,060
Puerto Rico Commonwealth Highway and Transportation Authority
   Transportation Revenue,
    Series A, MBIA Insured, 5.00%, 7/01/38 ............................................    116,975,000      119,849,076
    Series B, Pre-Refunded, 6.00%, 7/01/31 ............................................     13,000,000       14,200,810
    Series B, Pre-Refunded, 6.00%, 7/01/39 ............................................     13,200,000       14,467,860
    Series D, Pre-Refunded, 5.375%, 7/01/36 ...........................................     45,000,000       49,253,850
    Series D, Pre-Refunded, 5.75%, 7/01/41 ............................................     20,000,000       22,277,200
    Series K, 5.00%, 7/01/40 ..........................................................     30,000,000       31,006,500
    Series K, 5.00%, 7/01/45 ..........................................................     30,000,000       31,006,500
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
    5.00%, 7/01/46 ....................................................................     20,000,000       20,652,800
    Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/28 .............................     10,000,000       10,283,400
Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
    AMBAC Insured, 5.00%, 7/01/31 .....................................................     15,000,000       16,024,650
    FGIC Insured, 5.00%, 7/01/24 ......................................................      6,505,000        7,008,812
Puerto Rico Electric Power Authority Power Revenue,
   Series DD, MBIA Insured, 5.00%, 7/01/28 ............................................     23,250,000       23,937,735
   Series II, 5.25%, 7/01/31 ..........................................................     48,000,000       50,640,960
Puerto Rico Industrial Tourist Educational Medical and Environmental
 Control Facilities Revenue, Cogeneration Facility, AES Puerto Rico Project,
 6.625%, 6/01/26 ......................................................................      6,800,000        7,457,832
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
   Refunding, Series D, 5.375%, 7/01/33 ...............................................     26,510,000       27,916,886
   Series D, Pre-Refunded, 5.375%, 7/01/33 ............................................     73,490,000       80,038,694
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
    5.50%, 8/01/29 ....................................................................     35,760,000       37,607,004
    Pre-Refunded, 5.50%, 8/01/29 ......................................................    104,235,000      113,801,688
    Pre-Refunded, 5.75%, 8/01/30 ......................................................     50,000,000       50,369,000
                                                                                                         --------------

TOTAL PUERTO RICO .....................................................................                   1,062,441,617
                                                                                                         --------------


                                                          Semiannual Report | 45

Franklin California Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
                                                                                             AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  VIRGIN ISLANDS 0.1%
  Virgin Islands PFAR, senior lien,
     Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 .............................    7,000,000   $     7,247,450
     Refunding, Series A, 5.50%, 10/01/14 ..............................................    3,865,000         4,013,648
                                                                                                        ---------------

  TOTAL VIRGIN ISLANDS .................................................................                     11,261,098
                                                                                                        ---------------

  TOTAL U. S. TERRITORIES (COST $990,365,538) ..........................................                  1,073,702,715
                                                                                                        ---------------

  TOTAL LONG TERM INVESTMENTS (COST $12,465,534,456) ...................................                 13,307,357,988
                                                                                                        ---------------
  SHORT TERM INVESTMENTS 1.9%
  MUNICIPAL BONDS 1.9%
  CALIFORNIA 1.9%
c California Infrastructure and Economic Development Bank Insured Revenue, Rand Corp.,
   Series B, AMBAC Insured, Daily VRDN and Put, 3.60%, 4/01/42 .........................    3,500,000         3,500,000
c California Infrastructure and Economic Development Bank Revenue,
   San Francisco Ballet Assn., FGIC Insured, Daily VRDN and Put, 3.79%, 7/01/36 ........   10,100,000        10,100,000
c California PCFA, PCR, Pacific Gas and Electric Co., Refunding, Series F,
   Daily VRDN and Put, 3.82%, 11/01/26 .................................................    7,200,000         7,200,000
c California State Department of Water Resources Power Supply Revenue,
     Refunding, Sub Series F-1, Daily VRDN and Put, 3.65%, 5/01/19 .....................      100,000           100,000
     Refunding, Sub Series F-5, Weekly VRDN and Put, 3.66%, 5/01/22 ....................   33,100,000        33,100,000
     Refunding, Sub Series G-3, FSA Insured, Weekly VRDN and Put, 3.59%, 5/01/16 .......   12,350,000        12,350,000
     Series B-2, Daily VRDN and Put, 3.66%, 5/01/22 ....................................    6,000,000         6,000,000
     Series B-3, Daily VRDN and Put, 3.65%, 5/01/22 ....................................    4,505,000         4,505,000
     Series B-4, Daily VRDN and Put, 3.60%, 5/01/22 ....................................    6,400,000         6,400,000
     Series B-5, Daily VRDN and Put, 3.65%, 5/01/22 ....................................   15,350,000        15,350,000
     Series B-6, Daily VRDN and Put, 3.65%, 5/01/22 ....................................    3,700,000         3,700,000
     Series C-7, FSA Insured, Weekly VRDN and Put, 3.59%, 5/01/22 ......................   10,000,000        10,000,000
     Series C-9, Weekly VRDN and Put, 3.55%, 5/01/22 ...................................    7,380,000         7,380,000
c California State Economic Recovery GO, Series C-1, Daily VRDN and Put, 3.65%, 7/01/23     4,005,000         4,005,000
c California State Economic Recovery Revenue,
     Series C-5, Daily VRDN and Put, 3.61%, 7/01/23 ....................................    4,135,000         4,135,000
     Series C-6, Daily VRDN and Put, 3.60%, 7/01/23 ....................................   47,620,000        47,620,000
     Series C-7, Daily VRDN and Put, 3.60%, 7/01/23 ....................................    8,595,000         8,595,000
     Series C-8, Daily VRDN and Put, 3.65%, 7/01/23 ....................................   15,030,000        15,030,000
     Series C-9, Daily VRDN and Put, 3.65%, 7/01/23 ....................................    8,990,000         8,990,000
c California State GO,
     Kindergarten-University, Series A-4, Daily VRDN and Put, 3.61%, 5/01/34 ...........    2,690,000         2,690,000
     Kindergarten-University, Series A-5, Daily VRDN and Put, 3.60%, 5/01/34 ...........    2,800,000         2,800,000
     Kindergarten-University, Series B-3, Daily VRDN and Put, 3.65%, 5/01/34 ...........    5,750,000         5,750,000
     Series A-3, Daily VRDN and Put, 3.65%, 5/01/33 ....................................    4,300,000         4,300,000
c California Statewide CDA Revenue, COP, John Muir/Mt. Diablo Health System,
   AMBAC Insured, Daily VRDN and Put, 3.56%, 8/15/27 ...................................    3,600,000         3,600,000
c Irvine 1915 Act Special Assessment,
     AD No. 93-14, Daily VRDN and Put, 3.65%, 9/02/25 ..................................    5,000,000         5,000,000
     AD No. 94-13, Daily VRDN and Put, 3.65%, 9/02/22 ..................................    2,600,000         2,600,000


46 | Semiannual Report

Franklin California Tax-Free Income Fund

-------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL
                                                                                         AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
c Irvine Ranch Water District GO, Nos. 105 140 240 and 250, Daily VRDN and Put,
     3.65%, 1/01/21 ................................................................   $4,500,000   $     4,500,000
     3.65%, 4/01/33 ................................................................    4,800,000         4,800,000
c Los Angeles Department of Water and Power Waterworks Revenue, Sub Series B-2,
   Daily VRDN and Put, 3.65%, 7/01/35 ..............................................    3,700,000         3,700,000
c Metropolitan Water District Southern California Waterworks Revenue,
     Refunding, Series B-1, Daily VRDN and Put, 3.65%, 7/01/35 .....................      600,000           600,000
     Refunding, Series B-3, Daily VRDN and Put, 3.65%, 7/01/35 .....................    2,000,000         2,000,000
     Series C-2, Daily VRDN and Put, 3.60%, 7/01/36 ................................    2,900,000         2,900,000
c Newport Beach Revenue, Hoag Memorial Presbyterian Hospital,
     Series B, Weekly VRDN and Put, 3.67%, 10/01/26 ................................    2,000,000         2,000,000
     Series C, Daily VRDN and Put, 3.67%, 10/01/26 .................................    2,600,000         2,600,000
c Orange County Sanitation District COP, Refunding, Series A, Daily VRDN and Put,
   3.65%, 8/01/29 ..................................................................      300,000           300,000
                                                                                                    ---------------

  TOTAL SHORT TERM INVESTMENTS (COST $258,200,000) .................................                    258,200,000
                                                                                                    ---------------
  TOTAL INVESTMENTS (COST $12,723,734,456) 99.3% ...................................                 13,565,557,988
  OTHER ASSETS, LESS LIABILITIES 0.7% ..............................................                     94,418,195
                                                                                                    ---------------
  NET ASSETS 100.0% ................................................................                $13,659,976,183
                                                                                                    ===============

a     See Note 7 regarding defaulted securities.

b Security has been deemed illiquid because it may not be able to be sold within seven days. At September 30, 2006, the aggregate value of these securities was $6,708,689, representing 0.05% of net assets.

c Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 47

Franklin California Tax-Free Income Fund

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2006 (UNAUDITED)

SELECTED PORTFOLIO ABBREVIATIONS

1915 ACT -  Improvement Bond Act of 1915
ABAG     -  The Association of Bay Area Governments
ACA      -  American Capital Access Holdings Inc.
AD       -  Assessment District
AMBAC    -  American Municipal Bond Assurance Corp.
BART     -  Bay Area Rapid Transit
CDA      -  Community Development Authority/Agency
CFD      -  Community Facilities District
CHFCLP   -  California Health Facilities Construction Loan Program
COP      -  Certificate of Participation
CRDA     -  Community Redevelopment Authority/Agency
CSAC     -  County Supervisors Association of California
ETM      -  Escrow to Maturity
FGIC     -  Financial Guaranty Insurance Co.
FHA      -  Federal Housing Authority/Agency
FNMA     -  Federal National Mortgage Association
FSA      -  Financial Security Assurance Inc.
GNMA     -  Government National Mortgage Association
GO       -  General Obligation
HFA      -  Housing Finance Authority/Agency
HFAR     -  Housing Finance Authority/Agency Revenue
HMR      -  Home Mortgage Revenue
ID       -  Improvement District
IDR      -  Industrial Development Revenue
MBIA     -  Municipal Bond Investors Assurance Corp.
MBS      -  Mortgage-Backed Securities
MFHR     -  Multi-Family Housing Revenue
MFMR     -  Multi-Family Mortgage Revenue
MFR      -  Multi-Family Revenue
MTA      -  Metropolitan Transit Authority
MUD      -  Municipal Utility District
PBA      -  Public Building Authority
PCFA     -  Pollution Control Financing Authority
PCR      -  Pollution Control Revenue
PFA      -  Public Financing Authority
PFAR     -  Public Financing Authority Revenue
RDA      -  Redevelopment Agency/Authority
RDAR     -  Redevelopment Agency Revenue
RMR      -  Residential Mortgage Revenue
SFHMR    -  Single Family Home Mortgage Revenue
SFM      -  Single Family Mortgage
SFMR     -  Single Family Mortgage Revenue
UHSD     -  Unified/Union High School District
USD      -  Unified/Union School District
XLCA     -  XL Capital Assurance


48 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin California Tax-Free Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30,2006 (unaudited)

 Assets:
  Investments in securities:
   Cost .................................................       $12,723,734,456
                                                                ===============
   Value ................................................       $13,565,557,988
  Cash ..................................................               117,672
  Receivables:
   Capital shares sold ..................................            22,655,263
   Interest .............................................           151,997,010
                                                                ---------------
         Total assets ...................................        13,740,327,933
                                                                ---------------
 Liabilities:
  Payables:
   Investment securities purchased ......................            55,918,820
   Capital shares redeemed ..............................            15,966,709
   Affiliates ...........................................             8,406,223
  Accrued expenses and other liabilities ................                59,998
                                                                ---------------
         Total liabilities ..............................            80,351,750
                                                                ---------------
            Net assets, at value ........................       $13,659,976,183
                                                                ---------------
 Net assets consist of:
  Paid-in capital .......................................       $12,770,285,168
  Undistributed net investment income ...................            40,351,536
  Net unrealized appreciation (depreciation) ............           841,823,532
  Accumulated net realized gain (loss) ..................             7,515,947
                                                                ---------------
            Net assets, at value ........................       $13,659,976,183
                                                                ===============


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 49

Franklin California Tax-Free Income Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
September 30,2006 (unaudited)

CLASS A:
 Net assets, at value ................................................   $12,684,032,475
                                                                         ===============
 Shares outstanding ..................................................     1,724,348,794
                                                                         ===============
 Net asset value per share a .........................................   $          7.36
                                                                         ===============
 Maximum offering price per share (net asset value per share / 95.75%)   $          7.69
                                                                         ===============
CLASS B:
 Net assets, at value ................................................   $   317,255,892
                                                                         ===============
 Shares outstanding ..................................................        43,173,374
                                                                         ===============
 Net asset value and maximum offering price per share a ..............   $          7.35
                                                                         ===============
CLASS C:
 Net assets, at value ................................................   $   582,540,603
                                                                         ===============
 Shares outstanding ..................................................        79,305,687
                                                                         ===============
 Net asset value and maximum offering price per share a ..............   $          7.35
                                                                         ===============
ADVISOR CLASS:
 Net assets, at value ................................................   $    76,147,213
                                                                         ===============
 Shares outstanding ..................................................        10,362,969
                                                                         ===============
 Net asset value and maximum offering price per share a ..............   $          7.35
                                                                         ===============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


50 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin California Tax-Free Income Fund

STATEMENT OF OPERATIONS
for the six months ended September 30, 2006 (unaudited)

Investment income:
 Interest ..........................................................   $345,816,019
                                                                       ------------
Expenses:
 Management fees (Note 3a) .........................................     30,074,185
 Distribution fees (Note 3c)
  Class A ..........................................................      5,495,050
  Class B ..........................................................      1,043,557
  Class C ..........................................................      1,815,135
 Transfer agent fees (Note 3e) .....................................      2,001,992
 Custodian fees ....................................................        100,233
 Reports to shareholders ...........................................        136,460
 Registration and filing fees ......................................         47,152
 Professional fees .................................................         50,095
 Directors' fees and expenses ......................................         74,170
 Other .............................................................        171,214
                                                                       ------------
        Total expenses .............................................     41,009,243
                                                                       ------------
           Net investment income ...................................    304,806,776
                                                                       ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .........................      7,876,680
 Net change in unrealized appreciation (depreciation) on investments    165,101,232
                                                                       ------------
Net realized and unrealized gain (loss) ............................    172,977,912
                                                                       ------------
Net increase (decrease) in net assets resulting from operations ....   $477,784,688
                                                                       ============


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 51

Franklin California Tax-Free Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      --------------------------------------
                                                                       SIX MONTHS ENDED
                                                                      SEPTEMBER 30, 2006       YEAR ENDED
                                                                          (UNAUDITED)        MARCH 31, 2006
                                                                      --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................   $    304,806,776         604,668,823
  Net realized gain (loss) from investments .........................          7,876,680          15,148,712
  Net change in unrealized appreciation (depreciation) on investments        165,101,232         (15,783,506)
                                                                        ------------------------------------
Net increase (decrease) in net assets resulting from operations .....        477,784,688         604,034,029
                                                                        ------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A .........................................................       (282,262,834)       (563,049,243)
    Class B .........................................................         (6,447,159)        (13,828,062)
    Class C .........................................................        (11,082,638)        (20,634,095)
    Advisor Class ...................................................         (1,644,877)         (2,322,878)
  Net realized gains:
    Class A .........................................................         (2,736,992)        (18,204,587)
    Class B .........................................................            (71,417)           (505,428)
    Class C .........................................................           (122,000)           (768,376)
    Advisor Class ...................................................            (15,913)            (76,601)
                                                                        ------------------------------------
 Total distributions to shareholders ................................       (304,383,830)       (619,389,270)
                                                                        ------------------------------------
 Capital share transactions: (Note 2)
    Class A .........................................................        104,106,678         162,213,798
    Class B .........................................................        (18,107,426)        (27,329,123)
    Class C .........................................................         28,417,553          53,522,920
    Advisor Class ...................................................          9,532,585          23,438,981
                                                                        ------------------------------------
 Total capital share transactions ...................................        123,949,390         211,846,576
                                                                        ------------------------------------

 Redemption fees ....................................................              6,365              26,869
                                                                        ------------------------------------

        Net increase (decrease) in net assets .......................        297,356,613         196,518,204
Net assets:
 Beginning of period ................................................     13,362,619,570      13,166,101,366
                                                                        ------------------------------------
 End of period ......................................................   $ 13,659,976,183    $ 13,362,619,570
                                                                        ====================================
Undistributed net investment income included in net assets:
 End of period ......................................................   $     40,351,536    $     36,982,268
                                                                        ====================================


52 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin California Tax-Free Income Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Income Fund (the Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a diversified, open-end investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.


                                                          Semiannual Report | 53

Franklin California Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


54 | Semiannual Report

Franklin California Tax-Free Income Fund

2. CAPITAL STOCK

At September 30, 2006, there were five billion shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                 ---------------------------------------------------------------
                                       SIX MONTHS ENDED                   YEAR ENDED
                                      SEPTEMBER 30, 2006                MARCH 31, 2006
                                 ---------------------------------------------------------------
                                   SHARES           AMOUNT          SHARES            AMOUNT
                                 ---------------------------------------------------------------
CLASS A SHARES
 Shares sold .................    75,482,202    $ 547,737,622     136,792,757    $ 1,001,465,282
 Shares issued in reinvestment
  of distributions ...........    21,999,388      159,014,916      43,917,953        320,839,506
 Shares redeemed .............   (83,153,102)    (602,645,860)   (158,604,658)    (1,160,090,990)
                                 ---------------------------------------------------------------
 Net increase (decrease) .....    14,328,488    $ 104,106,678      22,106,052    $   162,213,798
                                 ===============================================================

CLASS B SHARES:
 Shares sold .................       109,518    $     792,210         437,754    $     3,196,495
 Shares issued in reinvestment
  of distributions ...........       613,507        4,433,272       1,327,785          9,696,699
 Shares redeemed .............    (3,223,664)     (23,332,908)     (5,502,258)       (40,222,317)
                                 ---------------------------------------------------------------
 Net increase (decrease) .....    (2,500,639)   $ (18,107,426)     (3,736,719)   $   (27,329,123)
                                 ===============================================================
CLASS C SHARES:
 Shares sold .................     8,878,896    $  64,389,294      15,827,740    $   115,728,677
 Shares issued in reinvestment
  of distributions ...........       996,283        7,196,485       1,884,961         13,755,370
 Shares redeemed .............    (5,965,239)     (43,168,226)    (10,393,075)       (75,961,127)
                                 ---------------------------------------------------------------
 Net increase (decrease) .....     3,909,940    $  28,417,553       7,319,626    $    53,522,920
                                 ===============================================================
ADVISOR CLASS SHARES:
 Shares sold .................     2,131,149    $  15,457,003       3,621,631    $    26,436,445
 Shares issued in reinvestment
  of distributions ...........        93,114          672,113         100,401            731,438
 Shares redeemed .............      (911,097)      (6,596,531)       (508,782)        (3,728,902)
                                 ---------------------------------------------------------------
 Net increase (decrease) .....     1,313,166    $   9,532,585       3,213,250    $    23,438,981
                                 ===============================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------------
SUBSIDIARY                                                         AFFILIATION
-------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                 Investment manager
Franklin Templeton Services, LLC (FT Services)                     Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)               Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent


                                                          Semiannual Report | 55

Franklin California Tax-Free Income Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE       NET ASSETS
--------------------------------------------------------------------------------
       0.625%             Up to and including $100 million
       0.500%             Over $100 million, up to and including $250 million
       0.450%             Over $250 million, up to and including $10 billion
       0.440%             Over $10 billion, up to and including $12.5 billion
       0.420%             Over $12.5 billion, up to and including $15 billion
       0.400%             Over $15 billion, up to and including $17.5 billion
       0.380%             Over $17.5 billion, up to and including $20 billion
       0.360%             In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.10% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ......................................   0.65%
Class C ......................................   0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
  unaffiliated broker/dealers .........................  $1,245,608
Contingent deferred sales charges retained ............  $  237,599

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $2,001,992, of which $1,302,402 was retained by Investor Services.


56 | Semiannual Report

Franklin California Tax-Free Income Fund

4. INCOME TAXES

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

At September 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ......................   $ 12,711,822,062
                                             ================

Unrealized appreciation ..................   $    878,810,822
Unrealized depreciation ..................        (25,074,896)
                                             ----------------
Net unrealized appreciation (depreciation)   $    853,735,926
                                             ================

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2006, aggregated $658,369,840 and $421,018,006, respectively.

6. CONCENTRATION OF RISK

The Fund invests a large percentage of its total assets in obligations of issuers within California. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California.

7. DEFAULTED SECURITIES

The Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. At September 30, 2006, the value of these securities was $36,096,508, representing 0.26% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.


                                                          Semiannual Report | 57

Franklin California Tax-Free Income Fund

8. REGULATORY MATTERS (CONTINUED)

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed. The Fund did not participate in the CAGO Settlement.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan was completed in September 2006. The Fund did not participate in the December 13, 2004 SEC Order.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution. The SEC anticipates that Notice of the Plan will be published on or after November 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


58 | Semiannual Report

Franklin California Tax-Free Income Fund

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value statements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                          Semiannual Report | 59

Franklin California Tax-Free Income Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held July 13, 2006, the Board of Directors ("Board"), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to


60 | Semiannual Report

Franklin California Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Directors who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one year ended May 31, 2006, as well as the previous ten years ended that date in comparison to a performance universe consisting of the Fund and all retail and institutional California municipal debt funds as selected by Lipper. The Lipper report showed the Fund's income return for the one-year period to be in the highest quintile of its performance universe and on an annualized basis to also be in the highest quintile of such universe for each of the previous three-, five- and ten-year periods. The Lipper report also showed the Fund's total return for the one-year period was in the highest quintile of the performance universe, and on an annualized basis was also in the highest quintile for the previous three- and five-year periods, and was in the second-highest quintile of such universe for the previous ten-year period. The Board expressed its satisfaction with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its


                                                          Semiannual Report | 61

Franklin California Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the Fund's effective management fee rate to be at the median of its Lipper expense group and its actual total expenses to be in the least expensive quintile of such expense group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Lipper expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as the Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.


62 | Semiannual Report

Franklin California Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager's realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund's investment management agreement provides an initial fee of 0.625% on the first $100 million of net assets; 0.50% on the next $150 million of net assets; 0.45% on the next $9.75 billion of net assets; 0.44% on the next $2.5 billion of net assets; and thereafter declines by 0.02% for each subsequent $2.5 billion of net assets until it reaches a final breakpoint of 0.36% for assets in excess of $20 billion. The Fund's net assets were approximately $13.4 billion at December 31, 2005, and the Board believed that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 63

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama                         Michigan 6
Arizona                         Minnesota 6
California 7                    Missouri
Colorado                        New Jersey
Connecticut                     New York 7
Florida 7                       North Carolina
Georgia                         Ohio 6
Kentucky                        Oregon
Louisiana                       Pennsylvania
Maryland                        Tennessee
Massachusetts 6                 Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/06                                         Not part of the semiannual report

       [LOGO](R)
   FRANKLIN TEMPLETON                            One Franklin Parkway
      INVESTMENTS                                San Mateo, CA 94403-1906

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN CALIFORNIA
TAX-FREE INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

112 S2006 11/06

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Edith E. Holiday and Harris J. Ashton and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   November 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   November 26, 2006


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date   November 27, 2006